SEC File Number 811-05631
                                                                  033-23452

                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC   20549

                          FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Post-Effective Amendment No. 13

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                               OF 1940

                          Amendment No. 14

                   FIRST PACIFIC MUTUAL FUND, INC.
         (Exact name of Registrant as Specified in Charter)

        2756 Woodlawn Drive, #6-201, Honolulu, Hawaii   96822
                (Address of Principal Executive Office)

    Registrant's telephone number, including area code:  (808) 988-8088


          Terrence Lee, President; First Pacific Mutual Fund, Inc.; 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822
                 (Name and address of Agent for Service)


           Please send copies of all communications to:
                    Audrey C. Talley, Esquire
                    Drinker Biddle & Reath, LLP
                    1345 Chestnut Street
                    Philadelphia, PA   19107-3496

           Approximate Date of Proposed Public Offering:
          It is proposed that this filing will become effective
                          (check appropriate box)

            _____ immediately upon filing pursuant to paragraph (b)
            _____ on _________ pursuant to paragraph (b)
            __x__ 60 days after filing pursuant to paragraph (a)(1)
            _____ on _________ pursuant to paragraph (a)(1)
            _____ 75 days after filing pursuant to paragraph (a)(2)
            _____ on_________ pursuant to paragraph (a)(2) of Rule 485




                            TABLE OF CONTENTS

                               TO FORM N-1A

This registration statement comprises the following papers and contents:

               The Facing Sheet

               Cross Reference Sheet

               Part A - Prospectus

               Part B - Statement of Additional Information

               Copy of Annual Reports to Shareholders (the financial statements from which are incorporated by reference into the Statement of Additional Information)

               Part C - Other Information

               Signatures

               Index to Exhibits

               Exhibits




                   FIRST PACIFIC MUTUAL FUND, INC.
                       CROSS REFERENCE SHEET

PART A - PROSPECTUS

Item in PART A of
FORM N-1A                                         PROSPECTUS LOCATION
1    Front and Back Cover Pages
2    Risk/Return Summary:  Investments, Risks,
     and Performance
3    Risk/Return Summary:  Fee Table
4    Investment Objectives, Principal Investment
     Strategies, and Related Risks
5    Management s Discussion of Fund Performance
6    Management, Organization, and Capital Structure
7    Shareholder Information
8    Distribution Arrangements
9    Financial Highlights Information


PART B - STATEMENT OF ADDITIONAL INFORMATION

Item in PART B of                            LOCATION IN STATEMENT OF
FORM N-1A                                     ADDITIONAL INFORMATION
10   Cover Page and Table of Contents
11   Fund History
12   Description of the Fund and its
     Investments and Risks
13   Management of the Fund
14   Control Persons and Principal Holders
     of Securities
15   Investment Advisory and Other Services
16   Brokerage Allocation and Other Practices
17   Capital Stock and Other Securities
18   Purchase, Redemption, and Pricing of Shares
19   Taxation of the Fund
20   Underwriters
21   Calculation of Performance Data
22   Financial Statements


PART C - OTHER INFORMATION

Item in PART C of                            LOCATION IN OTHER
FORM N-1A                                       INFORMATION
23   Exhibits
24   Persons Controlled by or Under
     Common Control with the Fund
25   Indemnification
26   Business and Other Connections
     of the Investment Adviser
27   Principal Underwriters
28   Location of Accounts and Records
29   Management Services
30   Undertakings

Signatures





First Pacific Mutual Fund, Inc.
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822-1856




First Hawaii Municipal Bond Fund
First Hawaii Intermediate Municipal Fund




Prospectus dated February 1, 1999


TABLE OF CONTENTS
Investment Objectives
Investment Strategy
Risks
Table of Funds Average Annual Total Returns
Risk Return Summary:  Fee Table
Financial Highlights
Other Investment Practices
Investment Manager
Portfolio Manager
Fund Pricing
Purchasing Fund Shares
Redeeming and Exchanging Fund Shares
Distributions, Capital Gains and Tax Consequences
Distribution Arrangements
Year 2000


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



INVESTMENT OBJECTIVES
     Each Fund's investment objective is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital. Each Fund will primarily invest its assets in a varied portfolio of investment grade municipal securities issued by or on behalf of the State of Hawaii or any of its political subdivisions. The interest on these securities is exempt from federal and State of Hawaii income taxes in the opinion of bond counsel or other counsel to the issuer of these securities. Each Fund will invest at least 80% of the Fund's net assets in these municipal securities. These investment objectives cannot be changed without shareholder approval.

     Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from federal income tax.

     The two principal classifications of municipal securities are General Obligation and Revenue bonds. General Obligation bonds are secured by the issuer s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenue derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source.


INVESTMENT STRATEGY
[Bullet]  Maturity Range
          First Hawaii Municipal Bond Fund invests in municipal bonds with a maturity of up to 40 years.
          First Hawaii Intermediate Municipal Fund invests in municipal bonds with an average portfolio maturity of 3 - 10 years.

Each Fund will pursue these investment strategies:

[Bullet]  Credit Quality
          At least 90% of assets will be invested in municipal securities within the four highest credit quality ratings assigned by Standard & Poor's Corporation (AAA, AA, A, BBB) or Moody's Investors Services, Inc. (Aaa, Aa, A, Baa), or in unrated municipal securities judged by the Investment Manager to be of comparable quality.

[Bullet]  Concentration
          More than 25% of assets may be invested in a particular segment of the municipal bond market. Developments affecting a particular segment could have a significant effect on Fund performance.

[Bullet]  Risk Management
          The portfolio will consist of various investments in order to reduce the impact on the Funds of any loss on a particular security.

     During periods of adverse market conditions each Fund may not achieve their investment objectives. For temporary defensive purposes, including when Hawaiian tax-exempt securities are unavailable, each Fund may invest in money market instruments. The interest on these instruments may be subject to federal or state income taxes.


RISKS
[Bullet]  Interest Rate Risk
          The net asset value of each Fund may change as interest rates fluctuate. When interest rates increase, the net asset value could decline. When interest rates decline, the net asset value could increase. When interest rates change, intermediate term bonds generally have less market fluctuation than long term bonds.

[Bullet]  Credit Risk
          Credit risk is the ability of municipal issuers to meet their payment obligations.

[Bullet]  Hawaii Securities
          The Funds primarily invest in obligations of issuers located in Hawaii. The marketability and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations and voter initiatives.

          All Hawaiian governmental activities are the responsibility of the state. This concentration adds to the state's high level of debt. However, the State General Fund has operated within planned deficits or with ending fund balances since December, 1962.

[Bullet]  Tax Laws
          Proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on income derived from municipal securities. If such a proposal were enacted, the ability of each Fund to pay tax-exempt interest dividends might be adversely affected.

          The Tax Reform Act of 1986 limits the types and amounts of securities eligible to pay tax-exempt interest, which may restrict the availability of tax-exempt securities.

     Additional information about each Funds investments and risks can be found in the Statement of Additional Information ("SAI").




TABLE of FUNDS AVERAGE ANNUAL TOTAL RETURNS
The information in the first table below shows the changes in the Fund's performance year to year. The second table compares the Fund's average annual returns with the Lehman Muni Bond Index, which measures yield, price and total return for long term municipal bonds. Both tables assume reinvestment of dividends and distributions. Past performance is not indicative of future performance.

First Hawaii Municipal Bond Fund
Year by Year Total Return as of 12/31 each year (%):

[bar graph omitted] plot points as follows.
1988*     .90
1989     9.21
1990     6.16
1991    10.68
1992     8.71
1993    10.60
1994    -5.03
1995    14.40
1996     4.17
1997     7.10
3Q98     4.21


*Inception of the Fund, November 23, 1988.

Best Quarter        1st Q  95       6.01%
Worst Quarter       1st Q  94      -4.40%

Average Annual Total Return as of 12/31/97
                                      1 Year         5 Years        Inception
First Hawaii Municipal Bond Fund       7.10%          6.04%           7.22%
Lehman Muni Bond Index                 9.19%          7.34%           8.43%






The information in the first table below shows the changes in the Fund's performance year to year. The second table compares the Fund's average annual returns with the Lehman Muni Bond Index, which measures yield, price and total return for long term municipal bonds. Both tables assume reinvestment of dividends and distributions. Past performance is not indicative of future performance.

First Hawaii Intermediate Municipal Fund
Year by Year Total Return as of 12/31 each year (%):

[bar graph omitted] plot points as follows.
1994*     -0.54
1995      10.32
1996       3.77
1997       4.82
3Q98       3.87


*Inception of the Fund, July 5, 1994.

Best Quarter        1st Q  95   3.90%
Worst Quarter       4th Q  94  -0.93%

Average Annual Total Return as of 12/31/97
                                            1 Year         Inception
First Hawaii Intermediate Municipal Fund     4.82%          5.07%
Lehman Muni Bond Index                       9.19%          8.18%




RISK RETURN SUMMARY:  FEE TABLE
FIRST HAWAII MUNICIPAL BOND FUND

This table describes the fees and expenses that may be incurred if shares of the First Hawaii Municipal Bond Fund are purchased and held by investors. Shareholder fees are paid directly from investments in the Fund. Annual Fund operating expenses are deducted from Fund assets, and are included in the share price of the Fund.


Shareholder Fees (fees paid directly from your investments)      NONE
     Shares are offered for investment without any sales charges.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees                                   .50%
Service Fees                                      .10%
Distribution (12b-1) Fees                         .12%
Other Expenses                                    .17%
     Total Annual Fund Operating Expenses         .89%


     The Fund's distribution plan allows the Fund to spend up to .25% per year of its average daily net assets in connection with the activities to distribute its shares. For the fiscal year ending September 30, 1998, .12% of the Fund's average daily net assets was spent. The Fund also has arrangements with its Custodian Bank to reduce fees through custodian arrangements. Such waivers may cease at any time. Custody credits reduced total annual Fund operating expenses from .89% to .85%. The Fund is subject to an expense limit of .85% of average daily net assets for a two year period beginning August 1, 1997.

EXPENSE EXAMPLE
     This example is intended to help compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the Fund for the time periods indicated, and a redemption of all shares at the end of those periods. The example also assumes the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions costs would be:

          1 year         3 years        5 years        10 years
            $91            $284          $493           $1,096




RISK RETURN SUMMARY:  FEE TABLE
FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

     This table describes the fees and expenses that may be incurred if shares of the First Hawaii Intermediate Municipal Fund are purchased and held by investors. Shareholder fees are paid directly from investments in the Fund. Annual Fund operating expenses are deducted from Fund assets, and are included in the share price of the Fund.


Shareholder Fees (fees paid directly from your investments)      NONE
     Shares are offered for investment without any sales charges.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees                                   .50%
Distribution (12b-1) Fees                         .03%
Other Expenses                                    .96%
     Total Annual Fund Operating Expenses        1.49%

     The Fund's distribution plan allows the Fund to spend up to .25% per year of its average daily net assets. For the fiscal year ending September 30, 1998, .03% of the Fund's average daily net assets was spent. The Fund also has arrangements with its Custodian Bank to reduce fees through custodian arrangements. Such waivers may cease at any time. Expense waivers reduced total annual Fund operating expenses from 1.49% to .85%. Custody credits further reduced operating expenses from .85% to .73%.

EXPENSE EXAMPLE
     This example is intended to help compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the Fund for the time periods indicated, and a redemption of all shares at the end of those periods. The example also assumes the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions costs would be:

          1 year         3 years        5 years        10 years
            $152           $471           $813          $1,779




FINANCIAL HIGHLIGHTS
     The financial highlights table is intended to help investors understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, Certified Public Accountants, whose report, along with the Fund's financial statements are included in the SAI or annual report, which is available upon request.

                                       First Hawaii Municipal Bond Fund               First Hawaii Intermediate
Municipal
Year Ended September 30,               1998      1997     1996     1995     1994      1998      1997
1996      1995      1994*
  Net Asset Value,
  Beginning of Period                  $11.10    $10.89   $10.84   $10.62   $11.48    $5.15     $5.12
$5.14     $4.99     $5.00

Income from investment operations
  Net investment income                   .55       .54      .55      .55      .55      .22       .22       .22       .23
     .05
  Net gain (loss) on securities
    (both realized and unrealized)        .13       .21      .05      .31     (.80)     .04       .04      (.02)
 .15      (.01)
    Total from investment operations      .68       .75      .60      .86     (.25)     .26       .26       .20
 .38       .04

Less distributions
  Dividends from net investment income   (.55)     (.54)    (.55)    (.55)    (.55)    (.22)     (.22)
(.22)     (.23)     (.05)
  Distributions from capital gains         -         -        -      (.09)    (.06)    (.01)     (.01)       -         -
   -
    Total distributions                  (.55)     (.54)    (.55)    (.64)    (.61)    (.23)     (.23)     (.22)
(.23)     (.05)

End of Period                          $11.23    $11.10   $10.89   $10.84   $10.62    $5.18     $5.15
$5.12     $5.14     $4.99

Total Return                             6.28%     7.09%    5.62%    8.42%  (2.18)%    5.08%     5.17%
3.95%     7.86%      .72%

Ratios/Supplemental Data
  Net assets, end of period (Millions)  $112.3    $106.4    $54.2    $51.1   $52.2      $5.9      $6.4
$6.6      $4.8      $2.4

Ratio of expenses to average net assets
  Before expense reimbursements           .89%      .98%     .98%    1.00%    .97%     1.49%
1.43%     1.50%     1.90%     4.48%(c)
  After expense reimbursements            .89%(a)   .98%(a)  .98%(a)  .97%(a) .95%      .85%(b)
 .86%(b)   .84%(b)   .66%        0%(c)

Ratio of net investment income
  to average net assets
  Before expense reimbursements          4.90%     4.99%    5.03%    5.19%   4.99%     3.53%
3.67%     3.66%     3.39%      .12%(c)
  After expense reimbursements           4.90%     4.99%    5.03%    5.22%   5.01%     4.17%
4.24%     4.32%     4.63%     4.60%(c)

Portfolio Turnover Rate                  7.35%     3.21%   15.16%   17.08%  40.22%    14.57%
17.36%    17.76%    10.04%        0%

*    Period July 5, 1994 to September 30, 1994.
(a) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement was .85%, .94%, .95% and .95% in 1998, 1997, 1996 and 1995 respectively. Prior to 1995, such reductions were reflected in the expense ratios.
(b) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement was .73%, .75%, .75% and .64% in 1998, 1997, 1996 and 1995 respectively. Prior to 1995, such reductions were reflected in the expense ratios.
(c)  Annualized.




OTHER INVESTMENT PRACTICES
         The Fund's investments are subject to other limitations described in the SAI. Each Fund may:

[Bullet] Hedge partially or fully its portfolio against market value changes, by buying or selling financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

[Bullet] Engage in when-issued or delayed delivery transactions. Yields generally available on municipal securities when delivery occurs may be higher or lower than yields on securities obtained in the transactions.

[Bullet] Enter into reverse repurchase agreements, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. These transactions are treated as a borrowing by the Fund.


INVESTMENT MANAGER
         The Investment Manager for each Fund is First Pacific Management Corporation, 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. First Pacific Management was founded in 1988 and currently manages over $115 million for 3 tax-exempt funds. First Pacific Management is responsible for: investing the assets of each Fund, providing investment research, administering each Funds daily business affairs, continuous review and analysis of state and local economic conditions and trends, and evaluating the portfolios and overseeing its performance. As compensation for services provided by First Pacific Management, for the most recent fiscal year, each Fund pays the Manager a fee at the annual rate of .50 of one percent (.50%) of its average daily net assets (.18% after expense reimbursement on the First Hawaii Intermediate Municipal Fund).


PORTFOLIO MANAGER
         Louis F. D'Avanzo is the portfolio manager of each Fund. Mr. D'Avanzo has managed the First Hawaii Municipal Bond Fund since August 1991, the First Hawaii Intermediate Municipal Fund since July 1994 and the First Idaho
Tax-Free Fund since July 1996. He has been employed with First Pacific Management since July 1989. BA, Economics, Tufts University.




FUND PRICING
         The net asset value per share for each Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities and dividing the result by the number of shares outstanding.
The net asset value is computed once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 pm EST). Fund shares will not be priced on customary business holidays when the New York Stock Exchange is closed.

         Each Fund's shares are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data from securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors of the Funds. When events occur which may affect the accuracy of available quotations for the Funds' investments, the Funds may use fair value pricing procedures approved by the Board. The price determined by the Fund in such circumstances may differ from values assigned to securities elsewhere in the marketplace.


PURCHASING FUND SHARES
         Shares are distributed through First Pacific Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822 or from members of the National Association of Securities Dealers who have dealer agreements with First Pacific Securities, Inc. If an order is placed with a broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund.

         In order to establish a new account, a completed Application should accompany the investment. Purchases can be made by submitting a check or wiring funds. Checks must be made payable to the Fund(s) being purchased; First Hawaii Municipal Bond Fund and/or First Hawaii Intermediate Municipal Fund . New account applications and additional investments can be mailed to:
First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822.

         First Pacific Recordkeeping, Inc. performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts.

         Each Fund is offered for investment on a no-load basis, meaning investors do not pay any sales charges. The minimum initial investment to open an account is $1,000.00. The minimum subsequent investment is $100.00. For subsequent investments, shareholders should include their Fund account number on the check.

         Purchases received by the close of the New York Stock Exchange (generally 4:00 pm EST) are confirmed at that day's public offering price. Purchases received after the close of the New York Stock Exchange are confirmed at the public offering price determined on the next business day. Should an order to purchase shares be canceled because an investor's check does not clear, the investor will be responsible for any resulting losses or fees incurred in that transaction. First Pacific Securities reserves the right to accept or reject any purchase.


Automatic Investment Plan
         Shareholders can arrange to make additional monthly purchases, automatically, through electronic funds transfer from their financial institution. A minimum investment of $100.00 each month is required for participation in the plan.


Service Agents
         Shares of each Fund may be purchased by customers of Service Agents such as broker-dealers or other financial intermediaries which have established a shareholder servicing relationship with their customers. Service Agents will be allowed to place telephone purchase and redemption orders. Service Agents may impose additional or different conditions on purchases and redemptions of Fund shares and may charge transaction or other account fees. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.


REDEEMING and EXCHANGING FUND SHARES
         Telephone redemption privileges are automatically established on accounts unless written notification is submitted stating that this privilege is not requested. Telephone redemptions are not allowed if stock certificates are held for shares being redeemed. Redemptions will not be processed until checks received for the purchase of shares have cleared.

         The redemption price of shares is based on the next calculation of the net asset value after the order is placed in proper form. There are no sales charges or fees for redeeming shares. Redemptions may be suspended when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or when the Securities and Exchange Commission deems an emergency exists and permits such suspension or postponement.

         The proceeds of the redemption are made payable to the registered shareholder and mailed to the address of record within five business days.

         If the amount being redeemed exceeds $50,000, a written redemption request must be submitted. Signatures must be medallion signature guaranteed. This requirement may be waived under certain circumstances.

         Accounts may be redeemed if the value falls below $500.00. Notification will be sent in writing at least 60 days prior to redemption. Additional shares may be purchased to bring the account value above $500.00. Shares will not be redeemed if an account is worth less than $500.00 due to a market decline.


Telephone Redemptions
         To protect accounts from unauthorized telephone redemptions, procedures have been established to confirm that instructions communicated by telephone are genuine. When a telephone redemption is received, the caller must provide:
         Fund Name
         Account Number
         Name and address exactly as registered on that account
         Social security number or tax identification as registered on that account
         Dollar or share amount to be redeemed

         If these procedures are followed, neither the Funds nor First Pacific Recordkeeping will be responsible for the authenticity of instructions received by telephone and will not be responsible for any loss, liability cost or expense.


Written Redemption Requests
         If telephone redemption privileges are not established, a written redemption request should be sent to First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. The request must include: registration of account, account number, the dollar or share amount to be redeemed and signed exactly as the account is registered.


Exchanging Shares
         Shares may be exchanged between either Fund. Shareholders automatically participate in the telephone exchange program unless they have indicated otherwise. Exchanges are treated as a sale and purchase of shares and may have tax consequences.




DISTRIBUTIONS, CAPITAL GAINS and TAX CONSEQUENCES
         Shareholders begin earning dividends on the next business day after a purchase is made. Shareholders continue to receive dividends up to and including the date of redemption. Fund dividends accrue daily and are paid to shareholders on the last business day of each month.

         It is expected that the Fund will distribute dividends derived from interest earned on exempt securities, and these "exempt interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of the Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

         You should note that if shares are purchased just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend".

         You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your cost basis in the shares and the amount you receive for them. (To aid in computing your cost basis, you should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund generally will not be deductible for federal income tax purposes.

         You should note that a portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

         Shareholders of the Fund who are subject to Hawaii income taxes will not be subject to Hawaii income taxes on the Fund's dividends to the extent that such dividends are derived from (1) interest on tax-exempt obligations of the State of Hawaii or any of its political subdivisions or on obligations of the possessions or territories of the United States (such as Puerto Rico, Virgin Islands or Guam) that are exempt from federal income tax or (2) interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority, commission or instrumentality of the United States included in federal adjusted gross income but exempt from state income taxes under the laws of the United States. To the extent that Fund distributions are attributable to sources not described in the preceding sentences, such as long- or short-term capital gains, such distributions will not be exempt from Hawaii income tax.

         Interest on Hawaiian obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax. This tax applies to banks, building and loan associations, industrial loan companies, financial corporations, and small business investment companies.

         Generally, the Fund's distributions to any shareholders who are residents in states other than Hawaii will constitute taxable income for state and local income tax purposes.

         The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


DISTRIBUTION ARRANGEMENTS
         Each Fund has adopted a distribution plan under Rule 12b-1 which allows each Fund to pay up to .25% per year of its average daily net assets for the sale and distribution of its shares. The First Hawaii Municipal Bond Fund also pays fees for services provided to shareholders.

         These fees are paid out of each Fund's assets on an on-going basis. Over time these fees will increase the cost of an investment in the Fund and may cost more than paying other types of sales charges.


YEAR 2000
         The "Year 2000" issue stems from the inability of computers and software programs to correctly process dates in the next century. This could result in major system or process failures or the generation of erroneous data, which would lead to disruption in the Funds' business operations. The Investment Manager has sought assurances from each service provider to the Funds that they are taking all necessary steps to ensure that their systems will accurately reflect the Year 2000. There can be no assurance that the Funds will not experience any adverse effects attributable to the Year 2000 issue.




       The SAI dated February 1, 1999 includes additional information about each Fund. Additional information about the Funds' investments is available in the Annual and Semi-Annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

         To request the Statement of Additional Information, the Annual and Semi-Annual report, or other information, or if you have other inquiries, call (808) 988-8088 (collect) or (800) 354-9654 inter-island. The Funds provide the information at no charge to shareholders.

         Information about the Funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Call the Commission at 1-(800) SEC-0330 for information about the operation of the public reference room. Reports and other information about the Funds are available on the Commission's Internet site http://www.sec.gov and upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.

SEC File number:  811-05631





First Pacific Mutual Fund, Inc.
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822-1856




First Idaho Tax-Free Fund





Prospectus dated February 1, 1999



TABLE OF CONTENTS
Investment Objectives
Investment Strategy
Risks
Table of Funds Average Annual Total Returns
Risk Return Summary:  Fee Table
Financial Highlights
Other Investment Practices
Investment Manager
Portfolio Manager
Fund Pricing
Purchasing Fund Shares
Redeeming Fund Shares
Distributions, Capital Gains and Tax Consequences
Distribution Arrangements
Year 2000

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.




INVESTMENT OBJECTIVES
         The Fund's investment objective is to provide a high level of current income exempt from federal and Idaho state income taxes, consistent with preservation of capital. The Fund will primarily invest its assets in a varied portfolio of investment grade municipal securities issued by or on behalf of the State of Idaho or any of its political subdivisions. The interest on these securities is exempt from federal and State of Idaho income taxes in the opinion of bond counsel or other counsel to the issuer of these securities. The Fund will invest at least 80% of the Fund's net assets in these municipal securities. These investment objectives cannot be changed without shareholder approval.

         Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from federal income tax.

         The two principal classifications of municipal securities are General Obligation and Revenue bonds. General Obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenue derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source.

INVESTMENT STRATEGY
[Bullet]  Maturity Range
          The Fund invests in municipal bonds with a maturity of up to 40 years.

[Bullet]  Credit Quality
          At least 90% of assets will be invested in municipal securities within the four highest credit quality ratings assigned by Standard & Poor's Corporation (AAA, AA, A, BBB) or Moody's Investors Services, Inc. (Aaa, Aa, A, Baa), or in unrated municipal securities judged by the Investment Manager to be of comparable quality.

[Bullet]  Concentration
          More than 25% of assets may be invested in a particular segment of the municipal bond market. Developments affecting a particular segment could have a significant effect on Fund performance.

[Bullet]  Risk Management
          The portfolio will consist of various investments in order to reduce the impact on the Fund of any loss on a particular security.

         During periods of adverse market conditions the Fund may not achieve its investment objectives. For temporary defensive purposes, including when Idahoan tax-exempt securities are unavailable, the Fund may invest in money market instruments. The interest on these instruments may be subject to federal or state income taxes.

RISKS
[Bullet]  Interest Rate Risk
          The net asset value of the Fund may change as interest rates fluctuate. When interest rates increase, the net asset value could decline. When interest rates decline, the net asset value could increase.

[Bullet]  Credit Risk
          Credit risk is the ability of municipal issuers to meet their payment obligations.

[Bullet]  Idaho Securities
          The Fund primarily invests in obligations of issuers located in Idaho. The marketability and market value of these obligations may be affected by certain Idahoan constitutional provisions, legislative measures, executive orders, administrative regulations and voter initiatives.

[Bullet]  Tax Laws
          Proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on income derived from municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax-exempt interest dividends might be adversely affected.

          The Tax Reform Act of 1986 limits the types and amounts of securities eligible to pay tax-exempt interest, which may restrict the availability of tax-exempt securities.

         Additional information about Fund investments and risks can be found in the Statement of Additional Information ("SAI").




TABLE OF FUNDS AVERAGE ANNUAL TOTAL RETURNS
         The information in the first table below shows the changes in the Fund's performance year to year. The second table compares the Fund's average annual returns with the Lehman Muni Bond Index, which measures yield, price and total return for long term municipal bonds. Both tables assume reinvestment of dividends and distributions. Past performance is not indicative of future performance.

Prior to February 1, 1999, shares were subject to a sales load which is reflected in the tables below. If these amounts were not reflected, returns would be higher than those shown.

Year by Year Total Return as of 12/31 each year (%):

[bar graph omitted]  plot points as follows.
1996*     6.45
1997      7.76
3Q98      5.23


*Inception of the Fund, July 1, 1996.

Best Quarter       3rd Q96      5.45%
Worst Quarter      1st Q97      0.16%

Average Annual Total Return as of 12/31/97
                                      1 Year         Inception
First Idaho Tax-Free Fund              7.76%           8.13%
Lehman Muni Bond Index                 9.19%           8.73%




RISK RETURN SUMMARY:  FEE TABLE
              This table describes the fees and expenses that may be incurred if shares of the First Idaho Tax-Free Fund are purchased and held by investors. Shareholder fees are paid directly from investments in the Fund. Annual Fund operating expenses are deducted from Fund assets, and are included in the share price of the Fund.


Shareholder Fees (fees paid directly from your investments)          NONE
         Shares are offered for investment without any sales charges.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees                                  .50%
Distribution (12b-1) Fees                         .0%
Other Expenses                                  5.77%
     Total Annual Fund Operating Expenses       6.27%

         For the fiscal year ending September 30, 1998, all of the Fund's 12b-1 fees have been waived. The Fund also has arrangements with its Custodian Bank to reduce fees through custodian arrangements. Such waivers may cease at any time. Expense waivers reduced total annual Fund operating expenses from 6.27% to 1.16%. Custody credits further reduced operating expenses from 1.16% to .11%.


EXPENSE EXAMPLE
         This example is intended to help compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the Fund for the time periods indicated, and a redemption of all shares at the end of those periods. The example also assumes the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions costs would be:

              1 year         3 years        5 years        10 years
               $623           $1,845         $3,037         $5,886




FINANCIAL HIGHLIGHTS
         The financial highlights table is intended to help investors understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share.
The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, Certified Public Accountants, whose report, along with the Fund's financial statements are included in the SAI or annual report, which is available upon request.

Years Ended September 30,              1998          1997         1996*
Net Asset Value, Beginning of Period   $10.39        $10.15       $10.00

Income from Investment Operations
  Net Investment Income                   .52           .49          .05
  Net Unrealized Gain on Securities       .22           .24          .15
  Total from Investment Operations        .74           .73          .20

Less Distributions
  Dividends from Net Investment Income   (.52)         (.49)        (.05)

Net Asset Value, End of Period         $10.61        $10.39       $10.15

Total Return                             7.29%         7.38%        2.05%

Ratios/Supplemental Data
  Net Assets, End of Period (in 000's)   $952          $661         $111
  Ratio of Expenses to Average Net Assets
   Before expense reimbursements         6.27%        12.74%      222.98%(a)
   After expense reimbursements          1.16%(b)      1.59%(b)      .02%(a)

Ratio of Net Investment Income to
   Average Net Assets
   Before expense reimbursements        (1.23)%       (6.23)%    (219.93)%(a)
   After expense reimbursements          4.93%         4.92%        3.03%(a)

Portfolio Turnover Rate                  6.44%            0%           0%

*  Commencement of operations, July 1, 1996.
(a)  Annualized.
(b) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement was .11% and .05% for the years ended September 30, 1998 and 1997. There were no custodian fee reductions in 1996.




OTHER INVESTMENT PRACTICES
         The Fund's investments are subject to other limitations described in the SAI. The Fund may:

[Bullet] Hedge partially or fully its portfolio against market value changes, by buying or selling financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

[Bullet] Engage in "when-issued" or "delayed delivery" transactions. Yields generally available on municipal securities when delivery occurs may be higher or lower than yields on securities obtained in the transactions.

[Bullet] Enter into reverse repurchase agreements, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. These transactions are treated as a borrowing by the Fund.


INVESTMENT MANAGER
         The Investment Manager for the Fund is First Pacific Management Corporation, 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. First Pacific Management was founded in 1988 and currently manages over $115 million for 3 tax-exempt funds. First Pacific Management is responsible for: investing the assets of the Fund, providing investment research, administering daily business affairs of the Fund, continuous review and analysis of state and local economic conditions and trends, and evaluating the portfolios and overseeing its performance. As compensation for services provided by First Pacific Management, for the most recent fiscal year, the Fund pays a fee of .50 of one percent (.50%) of the average daily net assets (0% after expense reimbursements).


PORTFOLIO MANAGER
         Louis F. D'Avanzo is the portfolio manager of the Fund. Mr. D'Avanzo has managed the First Idaho Tax-Free Fund since its inception, July 1996. Mr. D'Avanzo manages two other Funds: First Hawaii Municipal Bond Fund since August 1991 and First Hawaii Intermediate Municipal Fund since July
1994.  He has been employed with First Pacific Management since July 1989.
BA, Economics, Tufts University.




FUND PRICING
         The net asset value per share for the Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities and dividing the result by the number of shares outstanding.
The net asset value is computed once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 pm EST). Fund shares will not be priced on customary business holidays when the New York Stock Exchange is closed.

         The Fund's shares are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data from securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors of the Fund. When events occur which may affect the accuracy of available quotations for the Fund's investments, the Fund may use fair value pricing procedures approved by the Board. The price determined by the Fund in such circumstances may differ from values assigned to securities elsewhere in the marketplace.


PURCHASING FUND SHARES
         Shares are distributed through First Pacific Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822 or from members of the National Association of Securities Dealers who have dealer agreements with First Pacific Securities, Inc. If an order is placed with a broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund.

         In order to establish a new account, a completed "Application" should accompany the investment. Purchases can be made by submitting a check or wiring funds. Checks must be made payable to the Fund being purchased;
"First Idaho Tax-Free Fund". New account applications and additional investments can be mailed to: First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822.

         First Pacific Recordkeeping, Inc. performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts.

         The Fund is offered for investment on a no-load basis, meaning investors do not pay any sales charges. The minimum initial investment to open an account is $1,000.00. The minimum subsequent investment is $100.00. For subsequent investments, shareholders should include their Fund account number on the check.

         Purchases received by the close of the New York Stock Exchange (generally 4:00 pm EST) are confirmed at that day's public offering price. Purchases received after the close of the New York Stock Exchange are confirmed at the public offering price determined on the next business day. Should an order to purchase shares be canceled because an investor's check does not clear, the investor will be responsible for any resulting losses or fees incurred in that transaction. First Pacific Securities reserves the right to accept or reject any purchase.


Automatic Investment Plan
         Shareholders can arrange to make additional monthly purchases, automatically, through electronic funds transfer from their financial institution. A minimum investment of $100.00 each month is required for participation in the plan.


Service Agents
         Shares of the Fund may be purchased by customers of Service Agents such as broker-dealers or other financial intermediaries which have established a shareholder servicing relationship with their customers. Service Agents will be allowed to place telephone purchase and redemption orders. Service Agents may impose additional or different conditions on purchases and redemptions of Fund shares and may charge transaction or other account fees. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.


REDEEMING FUND SHARES
         Telephone redemption privileges are automatically established on accounts unless written notification is submitted stating that this privilege is not requested. Telephone redemptions are not allowed if stock certificates are held for shares being redeemed. Redemptions will not be processed until checks received for the purchase of shares have cleared.

         The redemption price of shares is based on the next calculation of the net asset value after the order is placed in proper form. There are no sales charges or fees for redeeming shares. Redemptions may be suspended when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or when the Securities and Exchange Commission deems an emergency exists and permits such suspension or postponement.

         The proceeds of the redemption are made payable to the registered shareholder and mailed to the address of record within five business days.

         If the amount being redeemed exceeds $50,000, a written redemption request must be submitted. Signatures must be medallion signature guaranteed. This requirement may be waived under certain circumstances.

         Accounts may be redeemed if the value falls below $500.00. Notification will be sent in writing at least 60 days prior to redemption. Additional shares may be purchased to bring the account value above $500.00. Shares will not be redeemed if an account is worth less than $500.00 due to a market decline.


Telephone Redemptions
         To protect accounts from unauthorized telephone redemptions, procedures have been established to confirm that instructions communicated by telephone are genuine. When a telephone redemption is received, the caller must provide:
         Fund Name
         Account Number
         Name and address exactly as registered on that account
         Social security number or tax identification as registered on that account
         Dollar or share amount to be redeemed

         If these procedures are followed, neither the Fund nor First Pacific Recordkeeping, Inc. will be responsible for the authenticity of instructions received by telephone and will not be responsible for any loss, liability cost or expense.


Written Redemption Requests
         If telephone redemption privileges are not established, a written redemption request should be sent to First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. The request must include: registration of account, account number, the dollar or share amount to be redeemed and signed exactly as the account is registered.


DISTRIBUTIONS, CAPITAL GAINS and TAX CONSEQUENCES
         Shareholders begin earning dividends on the next business day after a purchase is made. Shareholders continue to receive dividends up to and including the date of redemption. Fund dividends accrue daily and are paid to shareholders on the last business day of each month.

         It is expected that the Fund will distribute dividends derived from interest earned on exempt securities, and these "exempt interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of the Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

         You should note that if shares are purchased just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend".

         You will recognize taxable gain or loss on a sale, or redemption of your shares, based on the difference between your cost basis in the shares and the amount you receive for them. (To aid in computing your cost basis, you should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale of the share will be disallowed to the extent of such dividend amount.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund generally will not be deductible for federal income tax purposes.

         You should note that a portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

         Shareholders of the Fund who are subject to Idaho income taxes will not be subject to Idaho income taxes on the Fund's dividends to the extent that such dividends are derived from (1) interest on tax-exempt obligations of the State of Idaho or any of its political subdivisions (including bonds issued by certain authorities of the State of Idaho) or on obligations of the possessions or territories of the United States (such as Puerto Rico, Virgin Islands or Guam) that are exempt from federal income tax or (2) interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority, commission or instrumentality of the United States included in federal adjusted gross income but exempt from state income taxes under the laws of the United States. To the extent that the Fund's distributions are attributable to sources not described in the preceding sentences, such as long- or short-term capital gains, such distributions will not be exempt from Idaho income tax.

         Generally, the Fund's distributions to any shareholders who are residents in states other than Idaho will constitute taxable income for state and local income tax purposes.

         The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


DISTRIBUTION ARRANGEMENTS
         The Fund has adopted a distribution plan under Rule 12b-1 which allows the Fund to pay up to .25% per year of its average daily net assets for the sale and distribution of its shares.

         These fees are paid out of the Fund's assets on an on-going basis. Over time these fees will increase the cost of an investment in the Fund and may cost more than paying other types of sales charges.


YEAR 2000
         The "Year 2000" issue stems from the inability of computers and software programs to correctly process dates in the next century. This could result in major system or process failures or the generation of erroneous data, which would lead to disruption in the Fund's business operations. The Investment Manager has sought assurances from each service provider to the Fund that they are taking all necessary steps to ensure that their systems will accurately reflect the Year 2000. There can be no assurance that the Fund will not experience any adverse effects attributable to the Year 2000 issue.




     The SAI dated February 1, 1999 includes additional information about the Fund. Additional information about the Funds' investments is available in the Annual and Semi-Annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

         To request the Statement of Additional Information, the Annual and Semi-Annual report, or other information, or if you have other inquiries, call (808) 988-8088 (collect) or (888) 200-4134 toll-free. The Fund provides the information at no charge to shareholders.

         Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Call the Commission at 1-(800) SEC-0330 for information about the operation of the public reference room. Reports and other information about the Funds are available on the Commission's Internet site http://www.sec.gov and upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.


SEC File number:  811-05631





                     FIRST PACIFIC MUTUAL FUND, INC.

               FIRST HAWAII MUNICIPAL BOND FUND SERIES AND

             FIRST HAWAII INTERMEDIATE MUNICIPAL FUND SERIES

                   STATEMENT OF ADDITIONAL INFORMATION

         First Pacific Mutual Fund, Inc. (the "Corporation") is a series investment company organized as a Maryland corporation. In this Statement of Additional Information all references to any series of the Corporation will be called the "Fund" unless expressly noted otherwise. First Hawaii Municipal Bond Fund (the "Bond Fund") and First Hawaii Intermediate Municipal Fund (the "Intermediate Fund"), the second series of the Corporation, are each a non-diversified, open-end management investment company whose investment goal is to provide investors with as high a level of income exempt from federal income taxes and Hawaii personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Intermediate Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. The Fund's portfolio is managed by First Pacific Management Corporation (the "Manager").

         This Statement of Additional Information is not a prospectus. A copy of the Prospectus dated February 1, 1999 may be obtained without charge by calling (808) 988-8088.

         The Prospectus and this Statement of Additional Information ( SAI ) omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"), Washington, D.C. This omitted information may be obtained from the Commission upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

         The Funds' Annual Report for the fiscal year ended September 30, 1998 is incorporated by reference into this SAI.

                            TABLE OF CONTENTS

Fund History..............................................................2
Investment Strategies and Risks . ........................................2
Description of Municipal Securities Ratings .............................11
Tax Information..........................................................15
Management of the Fund ..................................................15
Investment Management Agreement..........................................17
Custodian .............................................................. 19
Fund Accounting .........................................................19
Independent Auditors. .................................................. 19
Portfolio Transactions ..................................................19
Purchasing and Redeeming Fund Shares.....................................20
The Distributor ....................... .................................21
Transfer Agent ..........................................................23
Performance .............................................................24

   This Statement of Additional Information is dated February 1, 1999.


                              FUND HISTORY

         First Pacific Mutual Fund, Inc. was incorporated in Maryland on July 8, 1988 and has a present authorized capitalization of 100,000,000 shares of $.01 par value common stock, of which, 20,000,000 shares have been allocated to each Fund. All shares have like rights and privileges. Each full and fractional share, when issued and outstanding, has (1) equal voting rights with respect to matters which affect the respective Fund, and (2) equal dividend, distribution and redemption rights to assets of the respective Fund. Shares when issued are fully paid and nonassessable. The Corporation may create other series of stock but will not issue any senior securities. Shareholders do not have pre-emptive or conversion rights. These shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors. The Corporation is not required to hold a meeting of shareholders each year. The Corporation intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the Investment Company Act of 1940. Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in shareholder communication in such matter.

         The Fund may use "First Pacific" in its name so long as First Pacific Management Corporation or an affiliate thereof, acts as its investment manager.


                     INVESTMENT STRATEGIES AND RISKS

         The investment objective of the Fund is to provide investors with as high a level of income exempt from federal income taxes and Hawaii personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Intermediate Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. The Fund will primarily invest its assets in obligations issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and certain territories of the United States, the interest on which is exempt from federal and Hawaii state income taxes in the opinion of counsel.

         Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

         1.      Issue senior securities.

         2. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25% may be invested in one issuer.

         3. Invest more than 25% of its assets in a single industry. The Fund may from time to time invest more than 25% of its assets in a particular segment (bonds financing similar projects such as utilities, hospitals or housing finance agencies) of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry. Developments affecting a particular segment could have significant effect on a Fund s performance. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk with respect to the bonds in such segment. Such changes could include, but are not limited to, proposed or suggested legislation involving the financing of projects within such segments, declining markets or needs for such projects and shortages or price increases of materials needed for such projects. The Fund may be subject to greater risk as compared to a fund that does not follow this practice.

         4. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the SAI and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowing (including bank borrowing and reverse repurchase transactions) may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund in at least five issuers and may invest as much as 50% of its assets in as few as two issuers. With respect to the remaining 50% of its assets, it may invest no more than 5% in the securities of one issuer. The Fund s investments may be diversified among fewer issuers than if it were a diversified fund and, if so, the Fund's net assets value may increase or decrease more rapidly than a diversified fund if these securities change in value. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions.

         5. Make loans, except to the extent obligations in which the Fund may invest in are considered to be loans.

         6. Buy any securities "on margin". The deposit of initial or maintenance margin in connection with municipal bond index and interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

         7. Sell any securities "short", write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options.

         8. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

         9. Purchase any illiquid assets, including any security which is restricted as to disposition under federal securities laws or by contract ("restricted securities" or which is not readily marketable), if as a result of such purchase more than 15% of the Fund's total assets would be so invested.

         10. Make investments for the purpose of exercising control or participation in management.

         11. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may temporarily invest up to 10% of the value of its assets in Hawaii tax exempt money market funds for temporary defensive purposes, including when acceptable investments are unavailable. Such tax exempt fund investments will be limited in accordance with Section 12(d) of the 1940 Act.

         12. Invest in equity, interests in oil, gas or other mineral exploration or development programs.

         13. Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate, and except to the extent the options and futures and index contracts the Fund may invest in are considered to be commodities or commodities contracts.

         The Fund may not change any of these investment restrictions without the approval of the lesser of (i) more than 50% of the respective Fund's outstanding shares or (ii) 67% of the respective Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, a Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

         Frequent portfolio turnover is not anticipated. The Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%. The Fund will not seek capital gain or appreciation but may sell securities held in its portfolio and, as a result, realize a capital gain or loss.
Sales of portfolio securities will be made for the following purposes: in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the respective Fund; honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administrative expenses.

         In order to avoid a 4% excise tax, the Fund will be required to distribute by December 31 of each year at least 98% of its net investment income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any such income amounts that were not distributed in previous tax years. Dividends that are declared by a Fund in December of any year and that are actually paid before the following February to shareholders of record on a specified date in December will be treated for tax purposes as having been distributed to, and received by, shareholders in December.

         Municipal Securities. Municipal securities include long-term obligations, which are often called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax-exempt commercial papers. Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular Federal income tax. Under normal market conditions, longer term municipal securities have greater price fluctuation than shorter term municipal securities, and therefore the Intermediate Fund generally expects to invest in obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. The two principal classifications of municipal bonds are "general obligation" and "revenue"
or "special obligation" bonds, which include "industrial revenue bonds". General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Some municipal leases and participation certificates may not be considered readily marketable. The "issuer" of municipal securities is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the nongovernmental user of a facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment
obligations, of the municipal securities.   Zero coupon bonds are debt
obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Inverse floaters are types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Pre-refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium, and the interest on the bonds to their maturity date or to a specific call date. The bonds are payable from principal and interest on an escrow account invested in U.S. government obligations, rather than from the usual tax base or revenue stream. As a result, the bonds are rated AAA by the rating agencies.

         The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity payment in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the note holders, the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. There generally is no secondary market for these notes, although they are redeemable at face value. Each note purchased by the Fund will meet the criteria established for the purchase of municipal securities.

         Medium and Lower Grade Municipal Securities. Municipal securities which are in the medium and lower grade categories generally offer a higher current yield than that offered by municipal securities which are in the high grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of principal and interest when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Generally, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues, accordingly the Intermediate Fund will invest in obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. Additionally, the Fund will seek to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in the economy and financial and credit markets.

         Many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by one of the rating agencies; hence the Fund's portfolio may at times contain unrated securities. Unrated securities may carry a greater risk and a higher yield than rated securities. Although unrated securities are not necessarily lower quality, the market for them may not be so broad as for rated securities. The Fund will purchase only those unrated securities which the Investment Manager believes are comparable to rated securities that qualify for purchase by the respective Fund.

         Hawaii Bonds. Four types of Hawaii bonds have been authorized for issuance (bonds, notes and other instruments of indebtedness). They are:

         1. General Obligation bonds (all bonds for the payment of the principal and interest of which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds);

         2. Bonds issued under special improvements statutes;

         3. Revenue bonds or bond anticipation notes (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and

         4. Special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract and security) including anti-pollution revenue bonds. Such bonds shall only be authorized or issued to finance manufacturing, processing or industrial enterprise facilities, utilities serving general public, health care facilities provided to the general public by not-for-profit corporations or low and moderate income governmental housing programs.

         All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the State Legislature. Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the State Legislature.

         The constitutional limitation on issuance of State general obligation bonds is the amount of bonds outstanding that would cause the debt service (principal and interest payable on such bonds, (either the higher or the current projected debt service )) to exceed 18 1/2% of the average net general fund revenues of Hawaii in the three fiscal years just preceding such issuance (general fund revenue excludes grants from the federal government and receipts excluded in computing the total State debt). This limitation on the power of the State to incur indebtedness, applies only to the issuance of general obligation bonds, is computed at the time of issuance and includes only issued general obligation bonds.

         Because the Fund will ordinarily invest 80% or more of its net assets in Hawaii obligations, it is more susceptible to factors affecting Hawaii issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.

         The Hawaiian economy is concentrated in tourism, agriculture, construction and military operations. Tourism is Hawaii's largest economic sector. Tourism in Hawaii last peaked in 1990-1991, falling to a cyclical trough in 1993. A recovery in tourism activity began in 1994 and proceeded through mid-1996 but began to dissipate in 1997 as the U.S. dollar's appreciation against the Japanese yen eroded the purchasing power of Japanese tourists, and with it travel demand.

         Representing fully one-quarter of Hawaii gross product directly, tourism's recovery has been the single most important stimulus to Hawaii's economy in recent years. However, a decline in total visitor arrivals during fourth-quarter 1996, the first significant decrease since 1993, coupled with a 4.0% decline in eastbound arrivals in the early months of 1997 cast a shadow on the ability of tourism to pull the Hawaii economy out of its present doldrums. Little tourism growth is expected for 1998 as destination fatigue, dampened Asian Travel demand, airline capacity constraints and competition combine to limit visitor arrivals.

         Sugar, the State's prime traditional crop, gives clear evidence of contracting to a small fraction of its long-held size and perhaps disappearing altogether in the not so distant future. Pineapple production and exports have declined with the end of plantation operations on Lanai and a cannery closing on Oahu. Other traditional crops have shown some gains in recent years. Rising coffee prices and expanded plantings have nearly doubled the value of Hawaiian coffee during the 1990 s. Macadamia nut production has also flourished. The expanded production of fruits and vegetables throughout the state is fulfilling an import-substitution strategy to provide a reliable, steady supply of fresh Hawaiian grown produce. Cut flowers remain a lucrative air export business. A recently approved irradiation facility on the Big Island may boost exports of crops suffering from fruit fly infestation.

         Hawaii's construction industry settled into the trough of its current cycle during 1995 and 1996, with total contracting receipts hovering at $3.1 - $3.2 billion after declining steadily during the investment recession of the early-1990's. This represents a real decline of about one-third in the industry's gross taxable receipts from the construction spending peak in 1991 of $4.3 billion, closer to $4.8 billion when adjusted for construction cost inflation (in 1996 dollars). The State s plan to spend one billion dollars in an accelerated capital improvements program should begin to boost the Hawaii construction industry in 1998.

         The federal government maintains 26 military installations in the State, encompassing approximately 5% of the land area of the State. Nationwide base closings and realignments have led to increased federal government activity in the state in recent years, as has the military's decision to catch up to the housing problems of the 1980's with housing construction in the 1990's. Census Bureau data on federal spending in Hawaii showed an 8.2% surge in total expenditure (excluding grants to state and local governments) during federal fiscal year 1996 to $6.9 billion. Such outlays had hovered around $6.3 billion in fiscal years 1993-95 and were only $4.9 billion as recently as 1990.

         As of the date of this SAI, general obligation bonds issued by the State of Hawaii are rated A+ by Standard & Poor's Corporation ("S&P") and A1 by Moody's Investors Service, Inc. ("Moody's"). There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

         Hawaii's highly centralized state government provides services typically provided by local government elsewhere in the nation, resulting in some of the highest debt levels of any state. According to Bank of Hawaii, debt per capita at $2,848, is more than six times the $422 median for states. Debt to personal income is also very high at 11.6% compared to the national median of 2.1%, although the ratio has declined slightly over the past decade. Debt servicing will consume nearly 12% of general resources in fiscal 1998. These high debt levels are exacerbated by debt funding of non-capital liabilities, such as airport reimbursements and native Hawaiian home payments, and by the Governor s plan to use public work to spur economic activity.

         Hawaii gross state product grew at only a .2% annual average rate between 1992 and 1994, .5% in 1995 and, on a preliminary estimated basis,
 .9% during 1996 after adjustment for inflation. Although at the end of 1996 forecasts for 1997 looked forward to a slightly improved growth rate, a weakening of tourism performance in fourth-quarter 1996 and an outright decrease in visitor arrivals in first quarter 1997 dampened prospects for 1997 as a whole.

         U.S. Government Securities. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), and separated or divided U.S. Treasury securities (stripped by the U.S. Treasury) whose payments of principal and interest are all backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (generally referred to as "GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Federal Home Loan Mortgage Corporation.

         Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1 + or A-2 by S&P or P-1 or P-2 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, withholding income taxes at the source, or possible seizure or nationalization of foreign deposits. When the Investment Manager determines during periods of adverse market conditions including when Hawaiian tax-exempt securities are unavailable, the Fund may invest up to 20% of the value of its net assets for temporary defensive purposes in money market instruments the interest on which may be subject to federal, state or local income tax. When the Fund takes a temporary defensive position, the Fund will not be pursuing policies designed to achieve its investment objective.


Investment Practices of The Fund.

         Hedging. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. If the Investment Manager deems it appropriate to hedge partially or fully the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

         Both parties entering into a financial futures contract are required by the contract marketplace to post a good faith deposit, known as "initial margin". Thereafter, the parties must make additional deposits equal to any net losses due to unfavorable price movements of the contract, and are credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "maintenance margin". In situations in which the Fund is required to deposit additional maintenance margin, if the Fund has insufficient cash, it may have to sell portfolio securities to meet such maintenance margin requirements at a time when it may be disadvantageous to do so. When the Fund engages in the purchase or sale of futures contracts or the sale of options thereon, it will deposit the initial margin required for such contracts in a segregated account maintained with the Fund's custodian, in the name of the futures commission merchant with whom the Fund maintains the related account. Thereafter, if the Fund is required to make maintenance margin payments with respect to the futures contracts, or mark-to-market payments with respect to such option sale positions, the Fund will make such payments directly to such futures commission merchant. The SEC currently requires mutual funds to demand promptly the return of any excess maintenance margin or mark-to-market credits in its account with futures commission merchants. The Fund will comply with SEC requirements concerning such excess margin.

         The Fund may also purchase and sell put and call options on financial futures, including options on municipal bond index futures. An option on a financial future gives the holder the right to receive, upon exercise of the option, a position in the underlying futures contract. When the Fund purchases an option on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a price (the "strike price") determined at the time the option was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long
(or buyer's) position in the underlying futures and the holder of a put option has the right to receive a short (or seller's) position in the underlying futures.

         When the Fund sells an option on a financial futures contract, it receives a cash premium which can be used in whatever way is deemed most advantageous to the Fund. In exchange for such premium, the Fund grants to the option purchaser the right to receive from the Fund, at the strike price, a long position in the underlying futures contract, in the case of a call option, or a short position in such futures contract, in the case of a put option, even though the strike price upon exercise of the option is less (in the case of a call option) or greater (in the case of a put option) than the value of the futures position received by such holder. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The Fund has no obligation to return premiums paid to it whether or not the option is exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. The SEC requires that the obligations of mutual funds, such as the Fund, under option sale positions must be "covered".

         The Fund does not intend to engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes in the values of securities in their portfolios resulting from market conditions, such as fluctuations in interest rates. In addition, the Fund will not enter into futures contracts or related options (except in closing transactions) if, immediately thereafter, the sum of the amount of its initial margin deposits and premiums paid for its open futures and options positions, less the amount by which any such options are "in-the-money", would exceed 5% of the Fund's total assets (taken at current value).

         Investments in financial futures and related options entail certain risks. Among these are the possibility that the cost of hedging could have an adverse effect on the performance of the Fund if the Investment Manager's predictions as to interest rate trends are incorrect or due to the imperfect correlation between movement in the price of the futures contracts and the price of the Fund's actual portfolio of municipal securities. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the securities in the Fund's portfolio, at the same time hedging transactions tend to limit any potential gains which might result in an increase in the value of such securities. In addition, futures and options markets may not be liquid in all circumstances due, among other things, to daily price movement limits which may be imposed under the rules of the contract marketplace, which could limit the Fund's ability to enter into positions or close out existing positions, at a favorable price. If the Fund is unable to close out a futures position in connection with adverse market movements, the Fund would be required to make daily payments on maintenance margin until such position is closed out. Also, the daily maintenance margin requirement in futures and option sales transactions creates greater potential financial exposure than do option purchase transactions, where the Fund's exposure is limited to the initial cost of the option.

         Income earned or deemed to be earned, if any, by the Fund from its hedging activities will be distributed to its shareholders in taxable distributions.

         The Fund's hedging activities are subject to special provisions of the Internal Revenue Code. These provisions may, among other things, limit the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the cash to distribute such income and to incur tax at the Fund level. The Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

         If the Manager deems it appropriate to seek to hedge the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and related options, such as municipal bond index futures contracts and the related put or call options contracts on such index futures. A tax exempt bond index fluctuates with changes in the market values of the tax exempt bonds included in the index. An index future is an agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. An index future has similar characteristics to a financial future except that settlement is made through delivery of cash rather than the underlying securities. An example is the Long-Term Municipal Bond futures contract traded on the Chicago Board of Trade. It is based on the Bond Buyer's Municipal Bond Index, which represents an adjusted average price of the forty most recent long-term municipal issues of $50 million or more ($75 million in the instance of housing issues) rated A or better by either Moody's or S&P, maturing in no less than nineteen years, having a first call in no less than seven nor more than sixteen years, and callable at par.

         "When-issued" and "delayed delivery" transactions. The Fund may engage in "when-issued" and "delayed delivery" transactions and utilize futures contracts and options thereon for hedging purposes. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of and makes payment for such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The SEC generally requires that when mutual funds, such as the Fund, effect transactions of the foregoing nature, such funds must either segregate cash or readily marketable portfolio securities with its custodian in an amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund portfolio consistent with Fund investment objectives and policies and not for the purpose of investment leverage.

         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with selected commercial banks or broker-dealers, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Fund. The Fund will maintain in a segregated account having an aggregate value with its custodian, cash, treasury bills, or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements are treated as a borrowing by the Fund and will be used by it as a source of funds on a short-term basis, in an amount not exceeding 5% of the net assets of the Fund (which 5% includes bank borrowings) at the time of entering into any such agreement. The
Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit worthiness of such party and will monitor such credit worthiness on an ongoing basis.


               DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

         Standard & Poor's Corporation - A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

         An S&P corporate or municipal debt rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on audited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
         2. Nature of and provision of the obligation;
         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         1. Municipal bonds

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB          Debt rated "BB", "B", "CCC", "CC", or  C  is regarded, on balance,
B           as predominantly speculative with respect to capacity to pay
CCC         interest and repay principal in accordance with the terms of
CC          obligation.  "BB" indicates the lowest degree of speculation and
C           "C" the highest degree of speculation.  While such debt will likely have some quality and protective characteristics those are outweighed by large uncertainties or major risk exposures to adverse conditions.

                 Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

                 L: The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

                 + Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

                 * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         2. Short-term tax exempt notes

            S&P's tax exempt note ratings are generally given to such notes that mature in three years or less. The three rating categories are as follows:

            SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
            SP-2  Satisfactory capacity to pay principal and interest.
            SP-3  Speculative capacity to pay principal and interest.

         3. Tax-exempt Commercial Paper

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The two categories the Fund will invest in are as follows:

    A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
     A-1 This designation indicates that the degree of safety regarding timely payment is very strong.
     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".
     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
     B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         Moody's Investors Service, Inc. - A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

         1. Municipal bonds

         Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated "Baa" are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both
                 good and bad times over the future.   Uncertainty of
                 position characterizes bonds in this class.

         B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Con.(...)     Bonds for which the security depends upon the completion
                 of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

         2. Short-term tax exempt notes

         Short-term Notes. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality"
with "ample margins of protection"; MIG 3 notes are of "favorable quality....
but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection...
and not distinctly or predominantly speculative".

         3. Tax-exempt commercial paper

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

            Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

            Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

            Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

            Issuers rated Not Prime do not fall within any of the Prime rating categories.


                                TAX INFORMATION

         The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to invest all, or substantially all, of its assets in debt obligations the interest on which is exempt, for federal income tax purposes, so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) Shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

         For the Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.


                         MANAGEMENT OF THE FUND

         The Officers and Directors of First Pacific Mutual Fund, Inc., their principal occupations for the last five years and their affiliation, if any, with the Manager, or the Fund's Distributor, are shown below. Interested persons of the Fund as defined in the Investment Company Act of 1940 are indicated by an asterisk in the table below. The Officers of the Fund manage its day-to-day operations. The Fund's Manager and its Officers are subject to the supervision and control of the Directors under the laws of Maryland.

Name, Age               Position & Office           Principal Occupation During
and Address             With the Fund               the Past Five Years
Samuel L. Chesser (43)     Director                 Options Market Maker and Member Pacific
24 Underhill Road                                   Stock Exchange. Formerly: President, First
Mill Valley, CA   94941                             Pacific Securities, Inc.; Vice President,
                                                    First Pacific Management Corporation.

Clayton W.H. Chow (46)     Director                 Sr. Account Executive, Federal Express
896 Puuikena Dr.
Honolulu, HI  96821

*Jean M. Chun (42)         Secretary                Corporate Secretary, First Pacific
920 Ward Ave., #12G                                 Management Corporation;  Corporate
Honolulu, HI  96814                                 Secretary, First Pacific Securities, Inc.

Lynden M. Keala (44)       Director                 Account Executive, Reynolds & Reynolds
47-532 Hui Iwa St.                                  (formerly Vanier Business Forms)
Kaneohe, HI   96744

*Terrence K.H. Lee (41)    Director, President       President, First Pacific Management Corp.;
1441 Victoria St., #901                              President, First Pacific Securities, Inc.
Honolulu, HI  96822

Stuart S. Marlowe (58)     Director                 Vice President/General Manager Navarre Corp.
274 Poipu Drive                                     (formerly Surfside Dist., Inc.)
Honolulu, HI  96825

*Charlotte A. Meyer (45)     Treasurer              Corporate Treasurer, First Pacific
64-5251 Puu Nani Drive                              Management Corporation; Corporate
PO Box 2834                                         Treasurer, First Pacific Securities, Inc.
Kamuela, HI  96743

Karen T. Nakamura (54)     Director                 President, Wallpaper Hawaii, Ltd.
3160 Waialae Avenue
Honolulu, HI  96816

Kim F. Scoggins (51)       Director                 Commercial Real Estate, Colliers, Monroe &
2969 Kalakaua Avenue, #1201                         Friedlander, Inc.
Honolulu, HI  96815


         The compensation of the Officers who are interested persons (as defined in the Investment Company Act of 1940) of the Manager is paid by the Manager. The Fund pays the compensation of all other Directors of the Fund who are not interested persons of the Manager for services or expenses incurred in connection with attending meetings of the Board of Directors.
The Directors and Officers as a group own less than 1% of the Fund's shares. Set forth below is the Directors compensation for the most recent fiscal year:


                                         Pension or                              Total Compensation
                         Aggregate       Retirement Benefits   Estimated         From Fund
Name of Person,         Compensation     Accrued As Part       Annual Benefits   and Fund
Complex
Position                From Fund        of Fund Expenses      Upon Retirement   Paid To Directors
Samuel L. Chesser       $300.00          0                     0                 $300.00
Director

Clayton W.H. Chow       $300.00          0                     0                 $300.00
Director

Lynden M. Keala         $300.00          0                     0                 $300.00
Director

Terrence K.H. Lee       0                0                     0                 0
Director, President

Stuart S. Marlowe       $300.00          0                     0                 $300.00
Director

Karen T. Nakamura       $200.00          0                     0                 $200.00
Director

Kim F. Scoggins         $300.00          0                     0                 $300.00
Director



                      INVESTMENT MANAGEMENT AGREEMENT

         Subject to the authority of the Directors and under the laws of Maryland, the Manager and the Corporation's Officers will supervise and implement the Fund's investment activities. The Manager implements the investment program of the Fund and the composition of its portfolio on a day-to-day basis.

         The Investment Management Agreement between the Manager and the Fund provides that the Manager will provide portfolio management services to the Fund including the selection of securities for the Fund to purchase, hold or sell, supply investment research to the Fund and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager is responsible for evaluating the portfolio and overseeing its performance.

         The Manager also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its Officers and employees to serve without compensation as Directors and Officers of the Fund if duly elected to such positions. The Manager provides or pays the cost of certain management, supervisory and administrative services required in the normal operation of the Corporation. This includes investment management and supervision, remuneration of Directors, Officers and other personnel, rent, and such other items that arise in daily corporate administration. Daily corporate administration includes the coordination and monitoring of any third parties furnishing services to the Fund, providing the necessary office space, equipment and personnel for such Fund business and assisting in the maintenance of the Fund's federal registration statement and other documents required to comply with federal and state law. Not considered normal operating expenses, and therefore payable by the Fund, are organizational expenses, custodian fees, shareholder services and transfer agency fees, taxes, interest, governmental charges and fees, including registration of the Fund and its shares with the SEC and the Securities Departments of the various States, brokerage costs, dues and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Fund, its Directors or Officers may be subject or a party thereto. As compensation for the services provided by the Manager, the Fund pays the Manager a fee at the annual rate of .50 of one percent (.50%) of its average daily net assets.

    Fees paid by the Bond Fund for the three most recent fiscal years:

                           Investment Management          Management
                               Agreement                   Fees Waived
                      1998      $545,987                        $0
                      1997      $318,926                        $0
                      1996      $265,680                        $0

    Fees paid by the Intermediate Fund for the three most recent fiscal years:

                             Investment Management          Management
                                Agreement                   Fees Waived
                      1998       $29,058                      $18,597
                      1997       $31,806                      $14,396
                      1996       $29,311                      $11,697

         The Agreement provides that the Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The current Management Agreement between the Bond Fund and the Manager was approved on May 14, 1991 and the Management Agreement between the Intermediate Fund and the Manager was approved on July 7, 1994. Each Agreement continues in effect for successive annual periods, so long as such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by a vote of the majority of the Directors who are not parties to the Agreements or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval.
Each Agreement provides that either party may terminate by giving the other not more than sixty days nor less than thirty days written notice. Each Agreement will terminate automatically if assigned by either party.

         The Manager's activities are subject to the review and supervision of the Fund's Board of Directors, to whom the Manager renders periodic reports of the Fund's investment activities.

         Certain Officers and Directors of the Fund are also Officers or Directors, or both, of First Pacific Management Corporation. Terrence K.H. Lee, President of the Fund and the Manager, owns the majority of the stock of the Manager. The stock of the Manager, owned by Mr. Lee and by other stockholders who are not controlling persons, is subject to certain agreements providing for rights of first refusal as to such stock.

         The principal holders of the Intermediate Fund who own 5% or more of the outstanding shares are listed below:

         Roger Bernard Brault, TTEE
         Roger Bernard Brault Trust, UAD 02/27/92
         1534 Mokulua Dr.
         Honolulu, HI  96734
         15.10%


                                CUSTODIAN

         Union Bank of California, N.A., 475 Sansome Street, San Francisco, California 94111, is the custodian of the Fund and has custody of all securities and cash. The custodian, among other things, attends to the collection of principal and income, and payment for the collection of proceeds of securities bought and sold by the Fund.


                             FUND ACCOUNTING

         American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788 provides fund accounting for the Fund. The annual accounting fee schedule for the Fund is as follows:

         Calculated fee will be based upon prior month combined average net assets for the First Hawaii Municipal Bond Fund, First Hawaii Intermediate Municipal Fund and First Idaho Tax-Free Fund:

         First $125 million of average net assets - $5,000.00
         All average net assets in excess of $125 million, $5,000.00 plus 1/12th of 0.02% (2 basis points)

         The fiscal years listed below reflect fees paid to First Pacific Recordkeeping, Inc., an affiliate of the Investment Manager.

    Fees paid by the Bond Fund for the three most recent fiscal years:

                           Fund Accounting       Fund Accounting
                             Agreement             Fees Waived
                 1998        $44,485               $0
                 1997        $47,525               $851
                 1996        $39,222               $0

    Fees paid by the Intermediate Fund for the three most recent fiscal years:

                        Fund Accounting          Fund Accounting
                            Agreement              Fees Waived
                 1998       $21,500                 $13,128
                 1997       $23,610                 $9,893
                 1996       $23,865                 $4,737


                            INDEPENDENT AUDITORS

         The independent auditors for the Fund are Tait, Weller & Baker, 8 Penn Center Plaza, Suite #800 Philadelphia, Pennsylvania 19103-2108.


                         PORTFOLIO TRANSACTIONS

         The Manager will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Manager, including quotations necessary to determine the value of the Funds' net assets. Any research benefits derived are available for all clients of the Manager. Since statistical and other research information is only supplementary to the research efforts of the Manager and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund or the Manager may (subject always to best price and execution) take into consideration that certain firms have sold or are selling shares of the Fund, and/or that certain firms provide market, statistical or other research information to the Fund. Securities may be acquired through firms that are affiliated with the Fund, its Manager, or its Distributor and other principal underwriters acting as agent, and not as principal. Transactions will only be placed with affiliated brokers if the price to be paid by the Fund is at least as good as the price the Fund would pay to acquire the security from other unaffiliated parties.

         If it is believed to be in the best interests of the Fund the Manager may place portfolio transactions with unaffiliated brokers or dealers who provide the types of service (other than sales) described above, even if it means the Fund will have to pay a higher commission (or, if the dealer's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's or dealer's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

         If purchases or sales of securities of the Fund and of one or more other clients advised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the Fund and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions generally will be beneficial to the Fund.

         The Directors have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the Investment Company Act of 1940 which requires that the commission paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Distributor to furnish reports to the Directors and to maintain records in connection with such reviews.

         Commissions, fees or other remuneration paid to the Distributor for portfolio transactions for the Bond Fund and Intermediate Fund for the three most recent fiscal years: 1998-none, 1997-none, 1996-none.


                  PURCHASING AND REDEEMING FUND SHARES

         Shares of the Fund may be purchased and redeemed by customers of broker-dealers or other financial intermediaries ( Service Agents ) which have established a shareholder servicing relationship with their customers. These Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent, or authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by a Service Agent or authorized designee. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. The Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees, which would not be imposed if shares of the Portfolio were purchased directly from the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund's Distributor.

         Service Agents may enter confirmed purchase and redemption orders on behalf of their customers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of the New York Stock Exchange, and transmit it to the Fund's Transfer Agent prior to 8:00 pm EST to receive that day's share price. Proper payment for the order must be received by the Transfer Agent within 3 business days following the trade date. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

         The issuance of shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place. To avoid additional operating costs and for investor convenience, share certificates will no longer be issued.

         Under certain circumstances, an investor may purchase Fund shares by delivering to the Fund securities eligible for the Fund s portfolio. All in-kind purchases are subject to prior approval by the Manager. Prior to sending securities to the Fund with a purchase order, investors must contact the Manager at (808) 988-8088 for verbal approval on the in-kind purchase. Acceptance of such securities will be at the discretion of the Manager based on its judgment as to whether, in each case, acceptance of the securities will allow the Fund to acquire the securities at no more than the cost of acquiring them through normal channels. Fund shares purchased in exchange for securities are issued at the net asset value next determined after receipt of securities and the purchase order. Securities accepted for in-kind purchases will be valued in the same manner as portfolio securities at the value next determined after receipt of the purchase order. Approval of the Manager of in-kind purchases will not delay valuation of the securities accepted for in-kind purchases or Fund shares issued in exchange for such securities. The in-kind exchange, for tax purposes, constitutes the sale of one security and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.


                             THE DISTRIBUTOR

         Shares of the Fund are offered on a continuous basis through First Pacific Securities, Inc. 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822 (the "Distributor"), a wholly-owned subsidiary of the Manager. Pursuant to a Distribution Agreement, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem Fund shares and how Fund shares are priced is contained in the Prospectus.

         Under the Distribution Agreement between the Fund and the Distributor, the Distributor pays the expenses of distribution of Fund shares, including preparation and distribution of literature relating to the Fund and its investment performance and advertising and public relations material. The
Fund bears the expenses of registration of its shares with the SEC and of sending prospectuses to existing shareholders. The Distributor pays the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states and permits its Officers and employees to serve without compensation as Directors and Officers of the Fund if duly elected to such positions.

         The Distribution Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or Directors of the Fund and by the Funds' disinterested Directors in compliance with the Investment Company Act of 1940. The Agreement may be terminated without penalty upon thirty days written notice by either party and will automatically terminate if it is assigned.

         During the initial term of the Distribution Agreement, the amounts payable to the Distributor under the Distribution Plan may not fully reimburse the Distributor for its actual distribution related expenses.
The Distributor expects to recover such excess amounts through its normal fees under the Distribution Plan in later years. The Fund is not legally obligated to repay such excess amounts or any interest thereon, or to continue the Distribution Plan for such purpose. Distribution Plan payments are subject to limits under the rules of the National Association of Securities Dealers.

         Under the Distribution Plan, the Fund will pay the Distributor for expenditures which are primarily intended to result in the sale of the respective Funds' shares such as advertising, marketing and distributing the Funds' shares and servicing Fund investors, including payments for reimbursement of and/or compensation to brokers, dealers, certain financial institutions, (which may include banks) and other intermediaries for administrative and accounting services for Fund investors who are also their clients. Such third party institutions will receive fees based on the average daily value of the Fund's shares owned by investors for whom the institution performs administrative and accounting services. The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, the Fund will engage banks only to perform administrative and investor servicing functions. The Funds' management believes that such laws should not preclude a bank from performing these services. However, if a bank were prohibited by law from so acting, its investor clients would be permitted to remain Fund investors and alternative means for continuing the servicing of such investors would be sought.

         The Distribution Plan provides that it will continue in full force and effect if ratified at the first meeting of the Fund's shareholders and thereafter from year to year so long as such continuance is specifically approved by a vote of the Directors and also by a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan for the Fund was approved by the Fund's initial shareholder(s). The Distribution Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a vote of a majority of the outstanding voting shares of the respective Fund, and all material amendments of a Distribution Plan must be approved by the Directors and also by the disinterested Directors. The Plan may be terminated at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of the respective Fund. While the Distribution Plan is in effect, selection of the nominees for disinterested Directors is committed to the discretion of the disinterested Directors.

         The Plan provides that the Distributor must submit quarterly reports to the Directors setting forth all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Directors.

         Distribution Plan payments by the Bond Fund, by category, for the most recent fiscal year are as follows: Advertising $771; Seminars and Meetings $3,084; Printing $246; Rent Utilities $49; Telephone $587; Salaries and Wages $118,195; Employee Benefits $295; Miscellaneous $6,778; Total $130,005.

         Distribution Plan payments by the Intermediate Fund, by category, for the most recent fiscal year are as follows: Salaries and Wages $1,500;
Total $1,500.


                             TRANSFER AGENT

         First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822, a wholly-owned subsidiary of First Pacific Management Corporation, serves as transfer agent, dividend disbursing agent and redemption agent pursuant to a Transfer and Dividend Disbursing Agent Agreement approved by the Directors at a meeting held for such purpose on March 15, 1994. The Agreement is subject to annual renewal by the Directors, including the Directors who are not interested persons of the Fund or of the Transfer Agent. Pursuant to the Agreement, the Transfer Agent will receive a fee calculated at an annual rate of .06 of one percent (0.06%) of each Fund's average daily net assets and will be reimbursed out-of-pocket expenses incurred on the Fund's behalf.

         The Transfer Agent acts as paying agent for all Fund expenses and provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of the Transfer and Dividend Disbursing Agent, including: receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099
(or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purchases and redemptions of the Fund's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of the Fund's shares and causing redemption of shares for and disbursements of proceeds to stockholders.

         The Shareholder Services Agreement does not duplicate services provided under the Transfer Agent Agreement. Clerical services provided by the Transfer Agent on behalf of the Bond Fund under the Shareholder Services Agreement include personnel as needed, equipment and supplies to respond to and process the shareholder inquiries. Bookkeeping services provided by the Transfer Agent on behalf of the Bond Fund pursuant to this Agreement, are generally limited to records of transactions and expenditures originating with the Transfer Agent in connection with providing supplemental shareholder services and maintaining shareholder relations and communications. As compensation for its clerical, bookkeeping and shareholder services, the Transfer Agent receives a fee computed daily and payable monthly, at an annualized rate of up to 0.10% of the Bond Fund's average daily net assets. The Intermediate Fund no longer charges shareholder service fees as of January 21, 1998.


     Fees paid by the Bond Fund for the three most recent fiscal years:

       Transfer Agent  Transfer Agent   Shareholder Services    Service
          Agreement     Fees Waived         Agreement         Fees Waived
1998      $58,955          $0               $109,197              $0
1997      $45,135          $479             $63,785               $0
1996      $47,215          $0               $53,136               $0

     Fees paid by the Intermediate Fund for the three most recent fiscal years:

        Transfer Agent  Transfer Agent   Shareholder Services    Service
           Agreement     Fees Waived         Agreement         Fees Waived
1998       $14,400         $3,272             $1,844             $1,844
1997       $31,806         $14,396            $6,361             $6,361
1996       $29,311         $11,697            $5,862             $5,862


                                 PERFORMANCE

         Current yield, tax equivalent yield and total return quotations used by the Funds are based on standardized methods of computing performance mandated by SEC rules. An explanation of those and other methods used by the Portfolios to compute or express performance follows:

         As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the SEC formula:

                 Yield = 2 [(a-b + 1)6-1]
                             cd
where
         a= dividends and interest earned during the period.
         b= expenses accrued for the period (net of reimbursements).
         c= the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d= the maximum offering price per share on the last day of the period.

The yields for the Funds for the 30-day periods ending September 30, 1998 are set forth below:

                                                 Month Ended
                                                   09/30/98
First Hawaii Municipal Bond Fund                     3.70%
First Hawaii Intermediate Municipal Fund             3.33%

         Tax equivalent yield is calculated by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion of the yield of the Fund that is not tax exempt.

         As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC formula:

                 P(1 + T)n =  ERV
where
            P = a hypothetical initial payment of $10,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value at the end of 1, 5 or 10 year periods of a hypothetical $10,000 payment made at the beginning of the 1, 5 or 10 year periods.


The average annual total return for the Funds for the periods indicated and ended September 30, 1998 are set forth below:
                                                          Since
                                One Year   Five Years     Inception
First Hawaii
Municipal Bond Fund              6.28%       4.98%         7.10%
(Inception November 23, 1988)

First Hawaii
Intermediate Municipal Fund      5.08%      ------         5.36%
(Inception July 5, 1994)

Comparisons and Advertisements
         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield, tax equivalent yield or total return for the Fund as reported by various financial publications and/or compare yield, tax equivalent yield or total return to yield or total return as reported by other investments, indices, and averages. The performance of the Fund may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

         The Lehman Municipal Bond Index measures yield, price and total return for the municipal bond market. The Bond Buyer 20 Bond Index is an index of municipal bond yields based on yields of 20 general obligation bonds maturing in 20 years. The Bond Buyer 40 Bond Index is an index of municipal bond yields of 40 general obligation bonds maturing in 40 years.


Financial Statements
         The Financial Statements of the Fund will be audited at least annually by Tait Weller & Baker, Independent Auditors. The 1998 Annual Report to Shareholders is incorporated by reference to this SAI.







                     FIRST PACIFIC MUTUAL FUND, INC.

                        FIRST IDAHO TAX-FREE FUND

                   STATEMENT OF ADDITIONAL INFORMATION

         First Pacific Mutual Fund, Inc. (the "Corporation") is a series investment company organized as a Maryland corporation. In this Statement of Additional Information all references to any series of the Corporation will be called the "Fund" unless expressly noted otherwise. First Idaho Tax-Free Fund is the third series of the Corporation. The Fund is a non-diversified, open-end management investment company whose investment goal is to provide investors with as high a level of income exempt from federal income taxes and Idaho personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Fund's portfolio is managed by First Pacific Management Corporation (the "Manager").

         This Statement of Additional Information is not a prospectus. A copy of the Prospectus dated February 1, 1999 may be obtained without charge by calling (808) 988-8088.

         The Prospectus and this Statement of Additional Information ("SAI") omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"), Washington, D.C. This omitted information may be obtained from the Commission upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

         The Annual Report for the fiscal year ended September 30, 1998 is incorporated by reference into this SAI.

                            TABLE OF CONTENTS

Fund History................................................................2
Investment Strategies and Risks.............................................2
Description of Municipal Securities Ratings................................11
Tax Information............................................................14
Management of the Fund ....................................................15
Investment Management Agreement............................................16
Custodian .................................................................19
Fund Accounting ...........................................................19
Independent  Auditors .....................................................19
Portfolio Transactions ....................................................19
Purchasing and Redeeming Fund Shares.......................................20
The Distributor ...........................................................21
Transfer Agent ............................................................23
Performance ...............................................................23


   This Statement of Additional Information is dated February 1, 1999.


                              FUND HISTORY

         First Pacific Mutual Fund, Inc. was incorporated in Maryland on July 8, 1988 and has a present authorized capitalization of 100,000,000 shares of $.01 par value common stock, of which, 20,000,000 shares have been allocated to the Fund. All shares have like rights and privileges. Each full and fractional share, when issued and outstanding, has (1) equal voting rights with respect to matters which affect the Fund, and (2) equal dividend, distribution and redemption rights to assets of the Fund. Shares when issued are fully paid and nonassessable. The Corporation may create other series of stock but will not issue any senior securities. Shareholders do not have pre-emptive or conversion rights. These shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect
100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors. The Corporation is not required to hold a meeting of shareholders each year. The Corporation intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the Investment Company Act of 1940. Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in shareholder communication in such matter.

         The Fund may use "First Pacific" in its name so long as First Pacific Management Corporation or an affiliate thereof, acts as its investment manager.


                     INVESTMENT STRATEGIES AND RISKS

         The investment objective of the Fund is to provide investors with as high a level of income exempt from federal income taxes and Idaho personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Fund will primarily invest its assets in obligations issued by or on behalf of the State of Idaho and its political subdivisions, agencies and certain territories of the United States, the interest on which is exempt from federal and Idaho state income taxes in the opinion of counsel.

         Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

         1.      Issue senior securities.

         2. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25% may be invested in one issuer.

         3. Invest more than 25% of its assets in a single industry. The Fund may from time to time invest more than 25% of its assets in a particular segment (bonds financing similar projects such as utilities, hospitals or housing finance agencies) of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry. Developments affecting a particular segment could have significant effect on a Fund's performance. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk with respect to the bonds in such segment. Such changes could include, but are not limited to, proposed or suggested legislation involving the financing of projects within such segments, declining markets or needs for such projects and shortages or price increases of materials needed for such projects. The Fund may be subject to greater risk as compared to a fund that does not follow this practice.

         4. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the SAI and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowing (including bank borrowing and reverse repurchase transactions) may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund in at least five issuers and may invest as much as 50% of its assets in as few as two issuers. With respect to the remaining 50% of its assets, it may invest no more than 5% in the securities of one issuer. The Fund s investments may be diversified among fewer issuers than if it were a diversified fund and, if so, the Fund s net assets value may increase or decrease more rapidly than a diversified fund if these securities change in value. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions.

         5. Make loans, except to the extent obligations in which the Fund may invest in are considered to be loans.

         6. Buy any securities "on margin". The deposit of initial or maintenance margin in connection with municipal bond index and interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

         7. Sell any securities "short", write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options.

         8. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

         9. Purchase any illiquid assets, including any security which is restricted as to disposition under federal securities laws or by contract ("restricted securities" or which is not readily marketable), if as a result of such purchase more than 15% of the Fund's total assets would be so invested.

         10. Make investments for the purpose of exercising control or participation in management.

         11. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may temporarily invest up to 10% of the value of its assets in Idaho tax exempt money market funds for temporary defensive purposes, including when acceptable investments are unavailable. Such tax exempt fund investments will be limited in accordance with Section 12(d) of the 1940 Act.

         12. Invest in equity, interests in oil, gas or other mineral exploration or development programs.

         13. Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate, and except to the extent the options and futures and index contracts the Fund may invest in are considered to be commodities or commodities contracts.

         The Fund may not change any of these investment restrictions without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

         Frequent portfolio turnover is not anticipated. The Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%. The Fund will not seek capital gain or appreciation but may sell securities held in its portfolio and, as a result, realize a capital gain or loss.
Sales of portfolio securities will be made for the following purposes:
in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the Fund; honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administrative expenses.

         In order to avoid a 4% excise tax, the Fund will be required to distribute by December 31 of each year at least 98% of its net investment income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any such income amounts that were not distributed in previous tax years. Dividends that are declared by a Fund in December of any year and that are actually paid before the following February to shareholders of record on a specified date in December will be treated for tax purposes as having been distributed to, and received by, shareholders in December.

         Municipal Securities. Municipal securities include long-term obligations, which are often called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax-exempt commercial papers. Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular Federal income tax. The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special obligation" bonds, which include "industrial revenue bonds". General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Some municipal leases and participation certificates may not be considered readily marketable. The "issuer" of municipal securities is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the nongovernmental user of a facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations,
of the municipal securities.   Zero coupon bonds are debt obligations which
do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Inverse floaters are types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Pre-refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium, and the interest on the bonds to their maturity date or to a specific call date. The bonds are payable from principal and interest on an escrow account invested in U.S. government obligations, rather than from the usual tax base or revenue stream. As a result, the bonds are rated AAA by the rating agencies.

         The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity payment in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the note holders, the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. There generally is no secondary market for these notes, although they are redeemable at face value. Each note purchased by the Fund will meet the criteria established for the purchase of municipal securities.

         Medium and Lower Grade Municipal Securities. Municipal securities which are in the medium and lower grade categories generally offer a higher current yield than that offered by municipal securities which are in the high grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of principal and interest when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Additionally, the Fund will seek to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in the economy and financial and credit markets.

         Many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by one of the rating agencies; hence the Fund's portfolio may at times contain unrated securities. Unrated securities may carry a greater risk and a higher yield than rated securities. Although unrated securities are not necessarily lower quality, the market for them may not be so broad as for rated securities. The Fund will purchase only those unrated securities which the Investment Manager believes are comparable to rated securities that qualify for purchase by the Fund.

         Idaho Bonds. Idaho issues several types of municipal securities. These include:

         1. General Obligation bonds (all bonds for the payment of the principal and interest of which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds);

         2.   Bonds issued under special improvements statutes;

         3. Revenue bonds or bond anticipation notes (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and

         4. Special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract and security) including anti-pollution revenue bonds. Such bonds shall only be authorized or issued to finance manufacturing, processing or industrial enterprise facilities, utilities serving the general public, health care facilities provided to the general public by not-for-profit corporations or low and moderate income governmental housing programs.

         All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the State Legislature. Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the State Legislature.

         There is a constitutional limitation of $2 million on the issuance of State of Idaho general obligation bonds. Idaho may exceed this limitation only through voter referendum and approval by members of each House of the State Legislature. This limitation on the power of the State to incur indebtedness, applies only to the issuance of State general obligation bonds.

         Because the Fund will ordinarily invest 80% or more of its net assets in Idaho obligations, it is more susceptible to factors affecting Idaho issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.

         The Idaho economy is concentrated in construction, manufacturing, agriculture, tourism, food products, lumber and mining.

         Idaho's hi-tech industry has continued to grow at a rapid pace during the last two years. The hi-tech industry ranks as the state s second largest production sector, accounting for almost 30,000 jobs. Both Micron Technology and Hewlett-Packard have large production facilities in Idaho. Employment in this sector is expected to rise 10.0% in 1998, 2.9% in 1999, and 3.1% in 2000.

         Agriculture related business ranks as the state s number one industry with cash receipts of $2.5 billion in 1996. Over 18,000 Idahoans are employed in food processing operations and more than 32,000 work on farms and ranches.

         For the past five years, Idaho and its surrounding states have led the nation in the growth rate of construction. Employment in this sector has nearly tripled since 1970, reaching an employment level of 31,780 jobs in 1997.

         With only 3% of the nation's forests, Idaho ranks among the largest producers of softwood lumber in the U.S. producing 5% of the nation's softwood lumber. Unfortunately, a nationwide glut coupled with a strong dollar and weak Asian economies have dampened the demand for lumber and wood product exports. Idaho has traditionally been dependent on timber from federal lands, but in recent years the supply of logs from these public lands has fallen. The uncertainty of public timber supply should limit future investment and employment in the lumber and wood products sector. From 1998 to 2002, Idaho lumber and wood products employment is projected to fall from 13,347 to 13,096.

         Idaho ranks in the top ten domestic producers of gold and has remained one of the nation's largest producers of silver for nearly a century. Idaho also ranks among the nation s leading producers of lead, zinc, antimony, phosphate, and molybdenum. The phosphate and molybdenum deposits in Southeastern Idaho are the largest in the U.S. 3,100 Idahoans were employed in the mining industry in 1997.

         Manufactured exports reached $1.3 billion in 1996 down from 1995's $1.6 billion. Agricultural exports topped out at $900 million in 1996, down from $1.1 billion in 1995. 72,000 Idahoans worked in manufacturing firms in 1997.

         Idaho's annual unemployment increased slightly in 1997, resulting in an unemployment rate averaging 5.3% up from 5.2% in 1996.

         Idaho real personal income grew at a 1.6% annual pace in the last quarter of 1997 and by 3.2% in the first quarter of 1998. The first quarter of 1998 was hindered by the collapse in farm proprietors income. When measured on a nonfarm-basis, Idaho real personal income grew by 4.6%. This is somewhat faster than total Idaho real personal income, but still below the national pace of 5.9%.

         U.S. Government Securities. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), and separated or divided U.S. Treasury securities (stripped by the U.S. Treasury) whose payments of principal and interest are all backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (generally referred to as "GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Federal Home Loan Mortgage Corporation.

         Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by Standard & Poor's Corporation, ("S&P") or Aa3, or better, by Moody's Investors Service, Inc. ("Moody's")); prime commercial paper (rated A-1 + or A-2 by S&P or P-1 or P-2 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, withholding income taxes at the source, or possible seizure or nationalization of foreign deposits. When the Investment Manager determines during periods of adverse market conditions including when Idahoan tax-exempt securities are unavailable, the Fund may invest up to 20% of the value of its net assets for temporary defensive purposes in money market instruments the interest on which may be subject to federal, state or local income tax. When the Fund takes a temporary defensive position, the Fund will not be pursuing policies designed to achieve its investment objective.

Investment Practices of The Fund.
         Hedging. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. If the Investment Manager deems it appropriate to hedge partially or fully the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

         Both parties entering into a financial futures contract are required by the contract marketplace to post a good faith deposit, known as "initial margin". Thereafter, the parties must make additional deposits equal to any net losses due to unfavorable price movements of the contract, and are credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "maintenance margin". In situations in which the Fund is required to deposit additional maintenance margin, if the Fund has insufficient cash, it may have to sell portfolio securities to meet such maintenance margin requirements at a time when it may be disadvantageous to do so. When the Fund engages in the purchase or sale of futures contracts or the sale of options thereon, it will deposit the initial margin required for such contracts in a segregated account maintained with the Fund's custodian, in the name of the futures commission merchant with whom the Fund maintains the related account. Thereafter, if the Fund is required to make maintenance margin payments with respect to the futures contracts, or mark-to-market payments with respect to such option sale positions, the Fund will make such payments directly to such futures commission merchant.
The SEC currently requires mutual funds to demand promptly the return of any excess maintenance margin or mark-to-market credits in its account with futures commission merchants. The Fund will comply with SEC requirements concerning such excess margin.

         The Fund may also purchase and sell put and call options on financial futures, including options on municipal bond index futures. An option on a financial future gives the holder the right to receive, upon exercise of the option, a position in the underlying futures contract. When the Fund purchases an option on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a price (the "strike price") determined at the time the option was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long
(or buyer's) position in the underlying futures and the holder of a put option has the right to receive a short (or seller's) position in the underlying futures.

         When the Fund sells an option on a financial futures contract, it receives a cash premium which can be used in whatever way is deemed most advantageous to the Fund. In exchange for such premium, the Fund grants to the option purchaser the right to receive from the Fund, at the strike price, a long position in the underlying futures contract, in the case of a call option, or a short position in such futures contract, in the case of a put option, even though the strike price upon exercise of the option is less
(in the case of a call option) or greater (in the case of a put option) than the value of the futures position received by such holder. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The Fund has no obligation to return premiums paid to it whether or not the option is exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. The SEC requires that the obligations of mutual funds, such as the Fund, under option sale positions must be "covered".

         The Fund does not intend to engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes in the values of securities in the portfolio resulting from market conditions, such as fluctuations in interest rates. In addition, the Fund will not enter into futures contracts or related options (except in closing transactions) if, immediately thereafter, the sum of the amount of its initial margin deposits and premiums paid for its open futures and options positions, less the amount by which any such options are "in-the-money", would exceed 5% of the Fund's total assets (taken at current value).

         Investments in financial futures and related options entail certain risks. Among these are the possibility that the cost of hedging could have an adverse effect on the performance of the Fund if the Investment Manager's predictions as to interest rate trends are incorrect or due to the imperfect correlation between movement in the price of the futures contracts and the price of the Fund's actual portfolio of municipal securities. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the securities in the Fund's portfolio, at the same time hedging transactions tend to limit any potential gains which might result in an increase in the value of such securities. In addition, futures and options markets may not be liquid in all circumstances due, among other things, to daily price movement limits which may be imposed under the rules of the contract marketplace, which could limit the Fund's ability to enter into positions or close out existing positions, at a favorable price. If the Fund is unable to close out a futures position in connection with adverse market movements, the Fund would be required to make daily payments on maintenance margin until such position is closed out. Also, the daily maintenance margin requirement in futures and option sales transactions creates greater potential financial exposure than do option purchase transactions, where the Fund's exposure is limited to the initial cost of the option.

         Income earned or deemed to be earned, if any, by the Fund from its hedging activities will be distributed to its shareholders in taxable distributions.

         The Fund's hedging activities are subject to special provisions of the Internal Revenue Code. These provisions may, among other things, limit the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the cash to distribute such income and to incur tax at the Fund level. The Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

         If the Manager deems it appropriate to seek to hedge the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and related options, such as municipal bond index futures contracts and the related put or call options contracts on such index futures. A tax exempt bond index fluctuates with changes in the market values of the tax exempt bonds included in the index. An index future is an agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. An index future has similar characteristics to a financial future except that settlement is made through delivery of cash rather than the underlying securities. An example is the Long-Term Municipal Bond futures contract traded on the Chicago Board of Trade. It is based on the Bond Buyer's Municipal Bond Index, which represents an adjusted average price of the forty most recent long-term municipal issues of $50 million or more ($75 million in the instance of housing issues) rated A or better by either Moody's or S&P, maturing in no less than nineteen years, having a first call in no less than seven nor more than sixteen years, and callable at par.

         "When-issued" and "delayed delivery" transactions. The Fund may engage in "when-issued" and "delayed delivery" transactions and utilize
futures contracts and options thereon for hedging purposes.   No income
accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of and makes payment for such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The SEC generally requires that when mutual funds, such as the Fund, effect transactions of the foregoing nature, such funds must either segregate cash or readily marketable portfolio securities with its custodian in an amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund portfolio consistent with Fund investment objectives and policies and not for the purpose of investment leverage.

         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with selected commercial banks or broker-dealers, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Fund. The Fund will maintain in a segregated account having an aggregate value with its custodian, cash, treasury bills, or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements are treated as a borrowing by the Fund and will be used by it as a source of funds on a short-term basis, in an amount not exceeding 5% of the net assets of the Fund (which 5% includes bank borrowings) at the time of entering into any such agreement. The Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit worthiness of such party and will monitor such credit worthiness on an ongoing basis.




               DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

         Standard & Poor's Corporation - A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

         An S&P corporate or municipal debt rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on audited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
         2. Nature of and provision of the obligation;
         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         1. Municipal bonds

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB          Debt rated "BB", "B", "CCC", "CC" or "C" , is regarded, on balance,
B           as predominantly speculative with respect to capacity to pay
CCC         interest and repay principal in accordance with the terms of
CC          obligation.  "BB" indicates the lowest degree of speculation
C           and "C" the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposures to adverse conditions.

                 Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

                 L: The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

                 + Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

                 * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         2. Short-term tax exempt notes

            S&P's tax exempt note ratings are generally given to such notes that mature in three years or less. The three rating categories are as follows:

             SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
             SP-2  Satisfactory capacity to pay principal and interest.
             SP-3  Speculative capacity to pay principal and interest.

         3. Tax-exempt Commercial Paper

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The two categories the Fund will invest in are as follows:

       A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
       A-1 This designation indicates that the degree of safety regarding timely payment is very strong.
       A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".
       A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
       B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         Moody's Investors Service, Inc. - A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

         1. Municipal bonds

Aaa     Bonds which are rated "Aaa" are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A       Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa     Bonds which are rated "Baa" are considered as medium grade obligations,
i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba      Bonds which are rated "Ba" are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well
safeguarded during both good and bad times over the future.   Uncertainty of
position characterizes bonds in this class.

B       Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Con.(...)    Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

         2. Short-term tax exempt notes

         Short-term Notes. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality"
with "ample margins of protection"; MIG 3 notes are of "favorable quality....
but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative".

         3. Tax-exempt commercial paper

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

            Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

            Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

            Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

            Issuers rated Not Prime do not fall within any of the Prime rating categories.


                                   TAX INFORMATION

         The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to invest all, or substantially all, of its assets in debt obligations the interest on which is exempt for federal income tax purposes, so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

         For the Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.


                         MANAGEMENT OF THE FUND

         The Officers and Directors of First Pacific Mutual Fund, Inc., their principal occupations for the last five years and their affiliation, if any, with the Manager, or the Fund's Distributor, are shown below. Interested persons of the Fund as defined in the Investment Company Act of 1940 are indicated by an asterisk in the table below. The Officers of the Fund manage its day-to-day operations. The Fund s Manager and its Officers are subject to the supervision and control of the Directors under the laws of Maryland.

Name, Age               Position & Office           Principal Occupation During
and Address             With the Fund               the Past Five Years
Samuel L. Chesser (43)     Director                 Options Market Maker and Member Pacific
24 Underhill Road                                   Stock Exchange. Formerly: President, First
Mill Valley, CA   94941                             Pacific Securities, Inc.; Vice President,
                                                    First Pacific Management Corporation.

Clayton W.H. Chow (46)     Director                 Sr. Account Executive, Federal Express
896 Puuikena Dr.
Honolulu, HI  96821

*Jean M. Chun (42)         Secretary                Corporate Secretary, First Pacific
920 Ward Ave., #12G                                 Management Corporation;  Corporate
Honolulu, HI  96814                                 Secretary, First Pacific Securities, Inc.

Lynden M. Keala (44)       Director                 Account Executive, Reynolds & Reynolds
47-532 Hui Iwa St.                                  (formerly Vanier Business Forms)
Kaneohe, HI   96744

*Terrence K.H. Lee (41)    Director, President      President, First Pacific Management Corp.;
1441 Victoria St., #901                             President, First Pacific Securities, Inc.
Honolulu, HI  96822

Stuart S. Marlowe (58)     Director                 Vice President/General Manager Navarre Corp.
274 Poipu Drive                                     (formerly Surfside Dist., Inc.)
Honolulu, HI  96825

*Charlotte A. Meyer (45)   Treasurer                Corporate Treasurer, First Pacific
64-5251 Puu Nani Drive                              Management Corporation; Corporate
PO Box 2834                                         Treasurer, First Pacific Securities, Inc.
Kamuela, HI  96743

Karen T. Nakamura (54)     Director                 President, Wallpaper Hawaii, Ltd.
3160 Waialae Avenue
Honolulu, HI  96816

Kim F. Scoggins (51)       Director                 Commercial Real Estate, Colliers, Monroe &
2969 Kalakaua Avenue, #1201                         Friedlander, Inc.
Honolulu, HI  96815


         The compensation of the Officers who are interested persons (as defined in the Investment Company Act of 1940) of the Manager is paid by the Manager. The Fund pays the compensation of all other Directors of the Fund who are not interested persons of the Manager for services or expenses incurred in connection with attending meetings of the Board of Directors.
The Directors and Officers as a group own less than 1% of the Fund's shares. Set forth below is the Directors compensation for the most recent fiscal year:


                                    Pension or                              Total Compensation
                     Aggregate      Retirement Benefits   Estimated         From Fund
Name of Person,      Compensation   Accrued As Part       Annual Benefits   and Fund Complex
Position             From Fund      of Fund Expenses      Upon Retirement   Paid To Directors
Samuel L. Chesser    $300.00        0                     0                 $300.00
Director

Clayton W.H. Chow    $300.00        0                     0                 $300.00
Director

Lynden M. Keala      $300.00        0                     0                 $300.00
Director

Terrence K.H. Lee    0              0                     0                 0
Director, President

Stuart S. Marlowe    $300.00        0                     0                 $300.00
Director

Karen T. Nakamura    $200.00        0                     0                 $200.00
Director

Kim F. Scoggins      $300.00        0                     0                 $300.00
Director


                         INVESTMENT MANAGEMENT AGREEMENT

         Subject to the authority of the Directors and under the laws of Maryland, the Manager and the Corporation's Officers will supervise and implement the Fund's investment activities. The Manager implements the investment program of the Fund and the composition of its portfolio on a day-to-day basis.

         The Investment Management Agreement between the Manager and the Fund provides that the Manager will provide portfolio management services to the Fund including the selection of securities for the Fund to purchase, hold or sell, supply investment research to the Fund and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager is responsible for evaluating the portfolio and overseeing its performance.

         The Manager also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its Officers and employees to serve without compensation as Directors and Officers of the Fund if duly elected to such positions. The Manager provides or pays the cost of certain management, supervisory and administrative services required in the normal operation of the Corporation. This includes investment management and supervision, remuneration of Directors, Officers and other personnel, rent, and such other items that arise in daily corporate administration. Daily corporate administration includes the coordination and monitoring of any third parties furnishing services to the Fund, providing the necessary office space, equipment and personnel for such Fund business and assisting in the maintenance of the Fund's federal registration statement and other documents required to comply with federal and state law. Not considered normal operating expenses, and therefore payable by the Fund, are organizational expenses, custodian fees, shareholder services and transfer agency fees, taxes, interest, governmental charges and fees, including registration of the Fund and its shares with the SEC and the Securities Departments of the various States, brokerage costs, dues and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Fund, its Directors or Officers may be subject or a party thereto. As compensation for the services provided by the Manager, the Fund pays the Manager a fee at the annual rate of .50 of one percent (.50%) of its average daily net assets.

    Fees paid by the Fund for the three most recent fiscal years:

                         Investment Management          Management
                            Agreement                   Fees Waived
                  1998       $4,180                       $4,180
                  1997       $1,778                       $1,778
                  1996       $20                          $20

         The Agreement provides that the Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The current Management Agreement between the Fund and the Manager was approved on January 29, 1996. The Agreement continues in effect for successive annual periods, so long as such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by a vote of the majority of the Directors who are not parties to the Agreements or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval. The Agreement provides that either party may terminate by giving the other not more than sixty days nor less than thirty days written notice. The Agreement will terminate automatically if assigned by either party.

         The Manager's activities are subject to the review and supervision of the Fund's Board of Directors, to whom the Manager renders periodic reports of the Fund's investment activities.

         Certain Officers and Directors of the Fund are also Officers or Directors, or both, of First Pacific Management Corporation. Terrence K.H. Lee, President of the Fund and the Manager, owns the majority of the stock of the Manager. The stock of the Manager, owned by Mr. Lee and by other stockholders who are not controlling persons, is subject to certain agreements providing for rights of first refusal as to such stock.

         The principal holders of the Fund who own 5% or more of the outstanding shares are listed below:

         Ilene Harsip
         2706 N. Cliffview Place
         Boise, ID  83702
         11.70%

         Harold S. Steenburgen and
         Viola H. Steenburgen
         11478 W. Colony St.
         Boise, ID  83709
         10.82%

         Clifford Conner and
         Ethel Conner
         PO Box 1
         Richfield, ID  83349
         6.32%

         The Harper Family Trust UAD 09/01/94
         William D. Harper and Annjean I Harper TTEES
         2855 Model Farm Drive
         Meridian, ID  83642
         6.20%

         Patrick J. Hewitt and
         Sharon K. Hewitt
         Box 743
         Pinehurst, ID  83850
         6.10%

         David and Helen Trauernicht Co-TTEE 's
         David and Helen Trauernicht Family Trust UAD 5/16/94
         2410 Leo Drive
         Nampa, ID  83651
         5.59%

         Deborah L. Shoemaker
         Separate Property
         1718 Holden Lane
         Boise, ID  83706
         5.57%



                                CUSTODIAN

         Union Bank of California, N.A., 475 Sansome Street, San Francisco, California 94111, is the custodian of the Fund and has custody of all securities and cash. The custodian, among other things, attends to the collection of principal and income, and payment for the collection of proceeds of securities bought and sold by the Fund.


                             FUND ACCOUNTING

         American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788 provides fund accounting for the Fund. The annual accounting fee schedule for the Fund is as follows:

         Calculated fee will be based upon prior month combined average net assets for the First Hawaii Municipal Bond Fund, First Hawaii Intermediate Municipal Fund and First Idaho Tax-Free Fund:

         First $125 million of average net assets - $5,000.00
         All average net assets in excess of $125 million, $5,000.00 plus 1/12th of 0.02% (2 basis points)

        The fiscal years listed below reflect fees paid to First Pacific Recordkeeping, Inc., an affiliate of the Investment Manager.

         Fees paid by the Fund for the three most recent fiscal years:

                           Fund Accounting     Fund Accounting
                            Agreement             Fees Waived
                 1998        $21,500               $21,500
                 1997        $23,961               $23,961
                 1996        $5,287                $5,287


                          INDEPENDENT AUDITORS

         The independent auditors for the Fund are Tait, Weller & Baker, 8 Penn Center Plaza, Suite #800 Philadelphia, Pennsylvania 19103-2108.



                         PORTFOLIO TRANSACTIONS

         The Manager will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Manager, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Manager. Since statistical and other research information is only supplementary to the research efforts of the Manager and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund or the Manager may (subject always to best price and execution) take into consideration that certain firms have sold or are selling shares of the Fund, and/or that certain firms provide market, statistical or other research information to the Fund. Securities may be acquired through firms that are affiliated with the Fund, its Manager, or its Distributor and other principal underwriters acting as agent, and not as principal. Transactions will only be placed with affiliated brokers if the price to be paid by the Fund is at least as good as the price the Fund would pay to acquire the security from other unaffiliated parties.

         If it is believed to be in the best interests of the Fund the Manager may place portfolio transactions with unaffiliated brokers or dealers who provide the types of service (other than sales) described above, even if it means the Fund will have to pay a higher commission (or, if the dealer's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's or dealer's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

         If purchases or sales of securities of the Fund and of one or more other clients advised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several clients in a manner deemed equitable to all by the Manager, taking into account the size of the Fund and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions generally will be beneficial to the Fund.

         The Directors have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the Investment Company Act of 1940 which requires that the commission paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Distributor to furnish reports to the Directors and to maintain records in connection with such reviews.

         Commissions, fees or other remuneration paid to the Distributor for portfolio transactions for the Fund for the three most recent fiscal years:
1998-none, 1997-none, 1996-none.


                  PURCHASING AND REDEEMING FUND SHARES

         Shares of the Fund may be purchased and redeemed by customers of broker-dealers or other financial intermediaries ( Service Agents ) which have established a shareholder servicing relationship with their customers. These Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent, or authorized designee, accepts the order. Customer orders will be priced at the Fund s net asset value next computed after they are accepted by a Service Agent or authorized designee. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. The Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees, which would not be imposed if shares of the Portfolio were purchased directly from the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund's Distributor.

         Service Agents may enter confirmed purchase and redemption orders on behalf of their customers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of the New York Stock Exchange, and transmit it to the Fund's Transfer Agent prior to 8:00 pm EST to receive that day's share price. Proper payment for the order must be received by the Transfer Agent within 3 business days following the trade date. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

         The issuance of shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place. To avoid additional operating costs and for investor convenience, share certificates will no longer be issued.

         Under certain circumstances, an investor may purchase Fund shares by delivering to the Fund securities eligible for the Fund's portfolio. All in-kind purchases are subject to prior approval by the Manager. Prior to sending securities to the Fund with a purchase order, investors must contact the Manager at (808) 988-8088 for verbal approval on the in-kind purchase. Acceptance of such securities will be at the discretion of the Manager based on its judgment as to whether, in each case, acceptance of the securities will allow the Fund to acquire the securities at no more than the cost of acquiring them through normal channels. Fund shares purchased in exchange for securities are issued at the net asset value next determined after receipt of securities and the purchase order. Securities accepted for in-kind purchases will be valued in the same manner as portfolio securities at the value next determined after receipt of the purchase order. Approval of the Manager of in-kind purchases will not delay valuation of the securities accepted for in-kind purchases or Fund shares issued in exchange for such securities. The in-kind exchange, for tax purposes, constitutes the sale of one security and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.


                             THE DISTRIBUTOR

         Shares of the Fund are offered on a continuous basis through First Pacific Securities, Inc. 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822 (the "Distributor"), a wholly-owned subsidiary of the Manager. Pursuant to a Distribution Agreement, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem Fund shares and how Fund shares are priced is contained in the Prospectus.

         Under the Distribution Agreement between the Fund and the Distributor, the Distributor pays the expenses of distribution of Fund shares, including preparation and distribution of literature relating to the Fund and its investment performance and advertising and public relations material. The
Fund bears the expenses of registration of its shares with the SEC and of sending prospectuses to existing shareholders. The Distributor pays the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states and permits its Officers and employees to serve without compensation as Directors and Officers of the Fund if duly elected to such positions.

         The Distribution Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or Directors of the Fund and by the Funds' disinterested Directors in compliance with the Investment Company Act of 1940. The Agreement may be terminated without penalty upon thirty days written notice by either party and will automatically terminate if it is assigned.

         During the initial term of the Distribution Agreement, the amounts payable to the Distributor under the Distribution Plan may not fully reimburse the Distributor for its actual distribution related expenses.
The Distributor expects to recover such excess amounts through its normal fees under the Distribution Plan in later years. The Fund is not legally obligated to repay such excess amounts or any interest thereon, or to continue the Distribution Plan for such purpose. Distribution Plan payments are subject to limits under the rules of the National Association of Securities Dealers.

         Under the Distribution Plan, the Fund will pay the Distributor for expenditures which are primarily intended to result in the sale of Fund shares such as advertising, marketing and distributing Fund shares and servicing Fund investors, including payments for reimbursement of and/or compensation to brokers, dealers, certain financial institutions, (which may include banks) and other intermediaries for administrative and accounting services for Fund investors who are also their clients. Such third party institutions will receive fees based on the average daily value of the Fund's shares owned by investors for whom the institution performs administrative and accounting services. The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, the Fund will engage banks only to perform administrative and investor servicing functions. Fund management believes that such laws should not preclude a bank from performing these services. However, if a bank were prohibited by law from so acting, its investor clients would be permitted to remain Fund investors and alternative means for continuing the servicing of such investors would be sought.

         The Distribution Plan provides that it will continue in full force and effect if ratified at the first meeting of the Fund's shareholders and thereafter from year to year so long as such continuance is specifically approved by a vote of the Directors and also by a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan for the Fund was approved by the Fund's initial shareholder(s). The Distribution Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a vote of a majority of the outstanding voting shares of the Fund, and all material amendments of a Distribution Plan must be approved by the Directors and also by the disinterested Directors. The Plan may be terminated at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of the Fund. While the Distribution Plan is in effect, selection of the nominees for disinterested Directors is committed to the discretion of the disinterested Directors.

         The Plan provides that the Distributor must submit quarterly reports to the Directors setting forth all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Directors.

         Distribution Plan payments by the Fund, by category, for the most recent fiscal year are as follows: NONE.



                         TRANSFER AGENT

         First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii, 96822, a wholly-owned subsidiary of First Pacific Management Corporation, serves as transfer agent, dividend disbursing agent and redemption agent pursuant to a Transfer and Dividend Disbursing Agent Agreement approved by the Directors at a meeting held for such purpose on January 29, 1996. The Agreement is subject to annual renewal by the Directors, including the Directors who are not interested persons of the Fund or of the Transfer Agent. Pursuant to the Agreement, the Transfer Agent will receive a fee calculated at an annual rate of .06 of one percent (.06%) of the Fund's average daily net assets and will be reimbursed out-of-pocket expenses incurred on the Fund's behalf.

         The Transfer Agent acts as paying agent for all Fund expenses and provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of the Transfer and Dividend Disbursing Agent, including: receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099
(or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purchases and redemptions of the Fund's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of the Fund's shares and causing redemption of shares for and disbursements of proceeds to stockholders.

         Fees paid by the Fund for the three most recent fiscal years:

                        Transfer Agent        Transfer Agent
                          Agreement             Fees Waived
                 1998      $14,400                 $14,400
                 1997      $14,400                 $14,400
                 1996      $3,487                  $3,487


                               PERFORMANCE

         Current yield, tax equivalent yield and total return quotations used by the Fund are based on standardized methods of computing performance mandated by SEC rules. An explanation of those and other methods used by the Portfolios to compute or express performance follows:

         As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the SEC formula:

                 Yield = 2 [(a-b + 1)6-1]
                             cd
where
         a= dividends and interest earned during the period.
         b= expenses accrued for the period (net of reimbursements).
         c= the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d= the maximum offering price per share on the last day of the period.

The yields for the Fund for the 30-day periods ending September 30, 1998 are set forth below:


                                  Month Ended
                                    09/30/98
First Idaho Tax-Free  Fund             4.46%

         Tax equivalent yield is calculated by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion of the yield of the Fund that is not tax exempt.

         As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC formula:

                 P(1 + T)n =  ERV
where
            P = a hypothetical initial payment of $10,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value at the end of 1, 5 or 10 year periods of a hypothetical $10,000 payment made at the beginning of the 1, 5 or 10 year periods.


The average annual total return for the Fund for the periods indicated and ended September 30, 1998 are set forth below:
                                                          Since
                                One Year   Five Year    Inception
First Idaho Tax-Free Fund         7.29%      -----        6.16%
(Inception July 1, 1996)

Comparisons and Advertisements
         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield, tax equivalent yield or total return for the Fund as reported by various financial publications and/or compare yield, tax equivalent yield or total return to yield or total return as reported by other investments, indices, and averages. The performance of the Fund may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

         The Lehman Municipal Bond Index measures yield, price and total return for the municipal bond market. The Bond Buyer 20 Bond Index is an index of municipal bond yields based on yields of 20 general obligation bonds maturing in 20 years. The Bond Buyer 40 Bond Index is an index of municipal bond yields of 40 general obligation bonds maturing in 40 years.


Financial Statements
         The Financial Statements of the Fund will be audited at least annually by Tait Weller & Baker, Independent Auditors. The 1998 Annual Report to Shareholders is incorporated by reference to this SAI.

November 13, 1998




Dear Fellow Shareholder,

     As we begin our 11th year of operations, we are pleased to provide you with our Funds' 1998 Annual Report.

     Municipal bond funds caught the attention of many investors seeking a "safe haven" and added portfolio diversification from a volatile stock market.

     A moderately expanding U.S. economy with consistent price and unit labor costs coupled with economic turmoil in Asia have contributed to declining interest rates in 1998. Given these conditions and expectations, the primary investment strategy of the First Hawaii Municipal Bond Fund's investment manager was to purchase high quality long term Hawaii municipal bonds. The primary investment strategy of the First Hawaii Intermediate Municipal Fund's investment manager was to purchase high quality four to eight year Hawaii municipal bonds. The decline of interest rates, paired with the strategy of purchasing high quality municipal bonds was the primary factor producing the past year's performance results.

     If you have any questions about this Annual Report or would like us to provide information about the Funds to your family or friends, please call us at 988-8088.

     Thank you for your business as well as the many referrals. We look forward to providing you with the same high levels of performance and service that you have come to expect.

     On behalf of the staff and management of the Funds, I would like to extend to you and your family best wishes for a safe and happy holiday season.


Warmest Aloha,



Terrence K.H. Lee
President

First Pacific Securities,  Inc.,
Distributor/Member SIPC Before investing, read the prospectus carefully for complete information including all fees and expenses. Call 988-8088 for a free prospectus. Fund's yields, share prices and investment returns fluctuate so that you may receive more or less than your original investment upon redemption. Past performance is no guarantee of future results. Some income may be subject to the federal alternative minimum tax for certain investors. First Hawaii Municipal Bond Fund and First Hawaii Intermediate Municipal Fund are series of First Pacific Mutual Fund, Inc.







              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors and Shareholders
First Pacific Mutual Fund, Inc.
Honolulu, Hawaii


We have audited the accompanying statements of assets and liabilities of First Hawaii Municipal Bond Fund and First Hawaii Intermediate Municipal Fund (each a series of shares of First Pacific Mutual Fund, Inc.) including the schedules of investments, as of September 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Hawaii Municipal Bond Fund and First Hawaii Intermediate Municipal Fund as of September 30, 1998, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.





                                              TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
November 6, 1998


THE  FOLLOWING  DATA  SUPPORTS THE  COMPARATIVE  GRAPH  PRESENTED IN
THE ANNUAL
REPORT.

First Hawaii Municapal Bond Fund

               FIRST HAWAII   LEHMAN
               MUNICAPAL      MUNICAPAL
               BOND FUND      BOND INDEX
Year End
11/23/88       10,000         10,000
09/30/89       10,815         10,717
09/30/90       11,233         11,426
09/30/91       12,593         12,848
09/30/92       13,873         14,015
09/30/93       15,414         15,707
09/30/94       15,078         15,442
09/30/95       16,348         17,170
09/30/96       17,267         18,314
09/30/97       18,491         19,968
09/30/98       19,651         21,707

The graph above compares the increase in value of a $10,000 investment in the First Hawaii Municipal Bond Fund with the performance of the Leman Muni Bond
Index. The objective of the graph is to permit you to compare the performance of the Fund with the current market and to give perspective to market conditions and investment strategies and techniques persued by the investment manager that materially affected the performance of the Fund. The Lehman Muni Bond Index reflects reinvestment of dividends but not the expenses of the Fund. The return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past perfomance is not indicative of future results.

First Hawaii Intermediate Municipal Fund

               FIRST HAWAII        LEHMAN
               INTERMEDIATE         MUNI
               MUNICIPAL FUND    BOND INDEX
Year End
07/07/94       10,000              10,000
09/30/94       10,072              10,070
09/30/95       10,864              11,197
09/30/96       11,293              11,943
09/30/97       11,877              13,021
09/30/98       12,481              14,155

The graph above compares the increase in value of a $10,000 investment in the First Hawaii Intermediate Municipal Fund with the performance of the Leman Muni
Bond Index. The objective of the graph is to permit you to compare the performance of the Fund with the current market and to give perspective to market conditions and investment strategies and techniques persued by the investment manager that materially affected the performance of the Fund. The
Lehman Muni Bond Index reflects reinvestment of dividends but not the expenses of the Fund. The return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past perfomance is not indicative of future results.






FIRST HAWAII MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 1998
------------------------------------------------------------------------------

                                                                       Value
Par Value                                                            (Note 1)
                       HAWAII MUNICIPAL BONDS (87.40%)
            Hawaii County
              General Obligation Bonds (2.64%)
$1,150,000      7.050%,6/01/01                                       $1,223,313
  100,000       6.800%,12/01/01                                        101,247
  200,000       7.200%,6/01/05                                         213,250
1,030,000       7.200%,6/01/06                                       1,098,238
  300,000       5.600%, 5/01/11                                        333,750
                                                                     2,969,798

            Hawaii State
              General Obligation Bonds (4.15%)
  100,000       7.200%,9/01/06                                         107,375
  150,000       7.000%,6/01/07                                         158,063
  135,000       6.000%,10/01/08                                        153,563
  330,000       7.125%,9/01/09                                         353,925
  125,000       7.000%,6/01/10                                         131,719
  100,000       7.125%,9/01/10                                         107,250
  200,000       6.000%,11/01/10                                        230,250
  500,000       6.250%,1/01/13                                         561,250
1,000,000       4.750%,4/01/18                                         991,250
  300,000       6.250%,1/01/14                                         336,750
  250,000       5.000%,10/01/16                                        254,375
  250,000       5.000%,10/01/17                                        253,750
1,000,000       4.750%11/01/13                                       1,018,750
                                                                     4,658,270

              Airport Systems Revenue Bonds (6.83%)
  400,000       5.125%, 7/01/00                                        408,500
  150,000       5.800%,7/01/01                                         157,875
  345,000       6.300%,7/01/01                                         366,131
  200,000       7.000%,7/01/07                                         218,250
  175,000       7.000%,7/01/10                                         191,844
  385,000       6.900%,7/01/12                                         465,850
  500,000       7.000%,7/01/18                                         542,500
1,150,000       7.000%,7/01/20                                       1,534,750
2,460,000       7.500%,7/01/20                                       2,653,725
1,045,000       6.750%,7/01/21                                       1,139,250
                                                                     7,678,675








------------------------------------------------------------------------------
See accompanying notes to financial statements

FIRST HAWAII MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS - (Continued)

September 30, 1998
------------------------------------------------------------------------------

                                                                       Value
Par Value                                                            (Note 1)
            Department of Budget & Finance Special Purpose Revenue Bonds
              (Hawaiian Electric Company, Inc.) (5.67%)
$2,725,000      7.625%, 12/01/18                                     $2,878,281
  620,000       7.600%,7/01/20                                         664,950
  365,000       6.550%, 12/01/22                                       404,694
  625,000       6.200%,5/01/26                                         685,938
  600,000       5.875%, 12/01/26                                       651,000
1,000,000       5.650%,10/01/27                                      1,088,750
                                                                     6,373,613

              (Kapiolani Hospital) (7.38%)
  400,000       6.300%,7/01/08                                         436,000
3,120,000       7.600%,7/01/10                                       3,486,600
1,650,000       6.400%,7/01/13                                       1,796,438
  600,000       6.200%,7/01/16                                         658,500
  985,000       6.000%,7/01/19                                       1,052,719
  430,000       7.650%,7/01/19                                         486,656
  340,000       6.250%,7/01/21                                         374,000
                                                                     8,290,913

              (Kaiser Permanente Center) (4.46%)
  850,000       6.500%,3/01/11                                         906,312
3,875,000       6.250%,3/01/21                                       4,097,812
                                                                     5,004,124

              (Queen's Medical Center Program) (4.90%)
  300,000       5.200%,7/01/04                                         316,500
  250,000       6.125% 7/01/11                                         274,375
1,020,000       6.000%,7/01/20                                       1,109,250
  600,000       6.200%,7/01/22                                         660,000
2,735,000       5.750%,7/01/26                                       2,892,262
  250,000       5.000%,7/01/28                                         252,500
                                                                     5,504,887

              (St. Francis Medical Center) (2.70%)
2,765,000       6.500%,7/01/22                                       3,038,044

              (Wahiawa General Hospital) (2.96%)
3,035,000       7.500%,7/01/12                                       3,323,325

              (Wilcox Hospital) (1.50%)
  700,000       5.250%,7/01/13                                         711,375
  845,000       5.350%,7/01/18                                         857,675
  115,000       5.500%,7/01/28                                         117,731
                                                                     1,686,781


------------------------------------------------------------------------------
See accompanying notes to financial statements

FIRST HAWAII MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS - (Continued)

September 30, 1998
------------------------------------------------------------------------------

                                                                       Value
Par Value                                                            (Note 1)
            Department of Transportation
              Special Facilities Revenue Bonds (2.60%)
$2,760,000      5.750%,3/01/13                                       $2,918,700

            Harbor Capital Improvements Revenue Bonds,
              Series 1989 (4.03%)
  400,000       5.650%,7/01/02                                         422,500
  205,000       6.200%,7/01/03                                         222,938
  310,000       6.300%,7/01/04                                         340,225
  200,000       6.200%,7/01/08                                         215,750
  225,000       7.250%,7/01/10                                         241,594
  250,000       6.250%,7/01/15                                         276,250
  810,000       7.000%,7/01/17                                         866,700
  800,000       6.500%,7/01/19                                         879,000
1,000,000       5.500%,7/01/27                                       1,058,750
                                                                     4,523,707

            Highway Revenue Bonds, Series 1993 (2.27%)
  200,000       5.000%,7/01/09                                         205,750
  150,000       5.000%,7/01/11                                         153,000
1,000,000       5.600%,7/01/14                                       1,077,500
1,000,000       5.000%,7/01/16                                       1,113,750
                                                                     2,550,000

            Housing Authority Single Family
              Mortgage Purpose Revenue Bonds (7.11%)
  145,000       6.300%,7/01/99                                         147,298
  405,000       7.000%,7/01/11                                         434,363
  100,000       5.700%,7/01/13                                         104,375
  555,000       6.900%,7/01/16                                         596,625
1,000,000       5.450%,7/01/17                                       1,035,000
  310,000       6.750%,7/01/20                                         327,825
  540,000       7.100%,7/01/24                                         579,150
2,235,000       5.900%,7/01/27                                       2,324,400
2,250,000       5.900%,7/01/27                                       2,365,312
  105,000       7.800%,7/01/29                                          72,393
                                                                     7,986,741


------------------------------------------------------------------------------
See accompanying notes to financial statements
------------------------------------------------------------------------------


FIRST HAWAII MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS - (Continued)

September 30, 1998
------------------------------------------------------------------------------

                                                                       Value
Par Value                                                            (Note 1)
            Housing Authority Multi-Family
              Mortgage Purpose Revenue Bonds (4.21%)
$   180,000     4.500%,1/01/99                                       $ 180,275
  200,000       4.800%,1/01/01                                         203,000
  205,000       4.800%,7/01/01                                         209,612
  210,000       4.900%,1/01/02                                         214,463
  215,000       4.900%,7/01/02                                         221,450
1,000,000       5.700%,7/01/18                                       1,036,250
2,500,000       6.100%,7/01/30                                       2,659,375
                                                                     4,724,425

            Public Housing Authority Bonds (.40%)
  185,000       5.750%,8/01/00                                         190,075
  250,000       5.750%,8/01/04                                         256,526
                                                                       446,601

            University Faculty Housing (2.87%)
   90,000       4.350%,10/01/00                                         91,125
  330,000       4.450%,10/01/01                                        336,188
  345,000       4.550%,10/01/02                                        353,625
  800,000       5.650%,10/01/16                                        850,000
1,500,000       5.700%,10/01/25                                      1,591,875
                                                                     3,222,813

            University of Hawaii - Revenue Bonds (.56%)
  100,000       5.450%,10/01/06                                        106,500
  500,000       5.700%,10/01/17                                        528,125
                                                                       634,625

            Honolulu City & County
              Board of Water Supply (1.39%)
  200,000       5.000%,7/01/04                                         209,500
  500,000       5.800%,7/01/16                                         539,375
  750,000       5.800%,7/01/21                                         810,938
                                                                     1,559,813

              General Obligation Bonds (7.81%)
  100,000       7.300%,7/01/03                                         114,625
  375,000       6.700%,8/01/05                                         407,811
  200,000       7.350%,7/01/06                                         242,750
  300,000       6.900%,12/01/06                                        322,875
  180,000       7.250%,2/01/07                                         190,575
  200,000       7.100%,6/01/07                                         212,750
  100,000       7.250%,2/01/08                                         105,750
  820,000       6.700%,8/01/08                                         891,750
  380,000       7.100%,10/01/08                                        385,700
1,000,000       7.300%,2/01/09                                       1,058,750

------------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST HAWAII MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS - (Continued)

September 30, 1998
------------------------------------------------------------------------------

                                                                       Value
Par Value                                                            (Note 1)
              General Obligation Bonds (7.81%) - (Continued)
$   985,000     6.700%,8/01/09                                       $1,071,187
  880,000       7.100%,10/01/09                                        893,200
  250,000       7.300%,2/01/10                                         264,687
  200,000       6.000%,6/01/10                                         222,250
  525,000       6.700%,8/01/10                                         570,937
  250,000       7.150%,6/01/11                                         265,937
  725,000       6.700%,8/01/11                                         788,438
  460,000       6.100%,6/01/12                                         513,475
  240,000       5.500%,9/01/16                                         255,300
                                                                     8,778,747

              Halawa Business Park (.87%)
  170,000       6.300%,10/15/00                                        177,438
  370,000       6.500%,10/15/02                                        400,525
  365,000       6.600%,10/15/03                                        401,500
                                                                       979,463

              Housing Authority Multi-Family
                Mortgage Purpose Revenue Bonds (1.48%)
  320,000       6.800%,7/01/28                                         357,600
1,200,000       6.900%,6/20/35                                       1,306,500
                                                                     1,664,100

            Kauai County
              General Obligation Bonds (2.74%)
  300,000       5.100%,2/01/01                                         309,000
  410,000       5.850%,8/01/07                                         461,762
1,280,000       5.850%,8/01/07                                       1,441,600
  250,000       5.900%,2/01/10                                         272,812
  250,000       5.900%,2/01/11                                         271,562
  295,000       5.900%,2/01/12                                         320,075
                                                                     3,076,811

            Housing Authority Paanau Project (1.67%)
1,900,000       7.250% 4/01/12                                       1,871,500



------------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST HAWAII MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS - (Continued)

September 30, 1998
------------------------------------------------------------------------------

                                                                       Value
Par Value                                                            (Note 1)
            Maui County
              General Obligation Bonds (3.19%)
$   740,000     8.000%,1/01/01                                       $ 807,525
  250,000       6.800%,12/01/05                                        268,438
  175,000       6.800%,12/01/08                                        187,906
  250,000       5.700%,1/01/09                                         262,812
  735,000       5.750%,1/01/12                                         773,588
  235,000       5.750%,6/01/13                                         254,975
  500,000       5.300%,9/01/14                                         524,375
  500,000       5.000%,9/01/17                                         507,500
                                                                     3,587,119

              Water System Revenue (1.01%)
  355,000       5.850%,12/01/00                                        370,975
  300,000       6.500%,12/01/06                                        327,000
  400,000       6.600%,12/01/07                                        437,000
                                                                     1,134,975
                   Total Hawaii Municipal Bonds                      98,188,570


                     PUERTO RICO MUNICIPAL BONDS (8.77%)
            Puerto Rico Commonwealth
              Electric Power Authority Revenue Bonds (1.21%)
  120,000       7.000%,7/01/07                                         125,099
  100,000       7.125%,7/01/14                                         104,377
  100,000       7.125%,7/01/14                                         104,377
  110,000       7.125%,7/01/14                                         114,774
   55,000       7.125%,7/01/14                                          57,387
  300,000       6.250%,7/01/17                                         331,125
  500,000       5.500%,7/01/25                                         520,000
                                                                     1,357,139

              General Obligation Bonds (1.99%)
  250,000       6.250%,7/01/10                                         270,313
  100,000       6.250%,7/01/10                                         108,875
  250,000       7.250%,7/01/10                                         270,000
  750,000       6.450%,7/01/17                                         862,500
  100,000       7.300%,7/01/20                                         108,125
  300,000       6.500%,7/01/23                                         345,750
  250,000       5.750%,7/01/24                                         268,438
                                                                     2,234,001



------------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST HAWAII MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS - (Continued)

September 30, 1998
------------------------------------------------------------------------------

                                                                       Value
Par Value                                                            (Note 1)
              Highway & Transportation Authority (.99%)
$   225,000     6.750%,7/01/05                                       $ 241,313
  200,000       7.750%,7/01/10                                         218,000
  630,000       6.000%,7/01/20                                         655,988
                                                                     1,115,301

              Housing Finance Corp.
                Multi-Family Mortgage Revenue Bonds (.52%)
  175,000       7.500%,10/01/15                                        183,094
  380,000       7.500%,4/01/22                                         397,575
                                                                       580,669

                Single-Family Mortgage Revenue Bonds (.42%)
   90,000       7.650%,10/15/22                                         95,063
  355,000       6.250%,4/01/29                                         382,069
                                                                       477,132

              Industrial, Medical & Environmental Pollution Control
                (Abbott Laboratories) (.24%)
  270,000       6.500%,7/01/09                                         272,084

                (Baxter Travenol Laboratories) (.28%)
  300,000       8.000%,9/01/12                                         309,897

                (Hospital Auxilio Mutual Obligation) (1.29%)
  440,000       6.250%,7/01/24                                         490,050
  900,000       5.500%,7/01/26                                         959,625
                                                                     1,449,675

                (Pila Hospital Project) (.45%)
  455,000       6.250%,8/01/32                                         499,931

                (Upjohn Co. Project) (.76%)
  825,000       7.500%,12/01/23                                        854,947

              Public Building Authority
                Health Facilities & Services (.62%)
  665,000       5.750%,7/01/15                                         699,081
                Total Puerto Rico Municipal Bonds                    9,849,857


------------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST HAWAII MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS - (Continued)

September 30, 1998
------------------------------------------------------------------------------

                                                                       Value
Par Value                                                            (Note 1)
                    VIRGIN ISLANDS MUNICIPAL BONDS (.41%)
            Virgin Islands
              Port Authority Airport Revenue Bonds (.30%)
$   325,000     8.100%,10/01/05                                      $ 337,080

              Public Finance Authority, Series A (.11%)
  100,000       7.300%,10/01/18                                        129,000
                Total Virgin Islands Municipal Bonds                   466,080
                Total Investments (Cost $101,650,585) (a)96.58%
108,504,507
                Other Assets Less Liabilities             3.42%      3,841,215
                Net Assets                              100.00%   $112,345,722

            (a) Aggregate cost for federal income tax purposes is $101,650,585.

            At September 30, 1998, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

              Gross unrealized appreciation                         $6,853,922
              Gross unrealized depreciation                               -
              Net unrealized appreciation                           $6,853,922


------------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS

September 30, 1998
------------------------------------------------------------------------------

                                                                        Value
Par Value                                                             (Note 1)
                       HAWAII MUNICIPAL BONDS (92.53%)
            Hawaii County
              General Obligation Bonds (4.51%)
$  65,000       6.350%,5/15/01                                        $ 65,142
100,000         6.800%,12/01/01                                        101,247
100,000         6.500%,5/15/06                                         100,237
                                                                       266,626

            Hawaii State
              General Obligation Bonds (1.77%)
100,000         5.500%,7/01/01                                         104,375

              Airport Systems Revenue Bonds (16.83%)
105,000         6.400%,7/01/02                                         113,006
600,000         5.125%,7/01/00                                         612,750
250,000         5.700%,7/01/07                                         269,375
                                                                       995,131

              Department of Budget and Finance
                Special Purpose Revenue Bonds
                (Kapiolani Hospital) (5.32%)
200,000         5.500%,7/01/05                                         213,500
 90,000         7.650%,7/01/19                                         100,688
                                                                       314,188

                (Queen's Medical Center Program) (3.57%)
200,000         5.200%,7/01/04                                         211,000

                (St. Francis Medical Center) (3.62%)
200,000         6.000%,7/01/02                                         214,000

                (Wilcox Hospital) (4.32%)
250,000         4.800% 7/01/04                                         255,313

            Harbor Capital Improvements Revenue Bonds,
              Series 1989 (3.60%)
100,000         5.650%,7/01/02                                         105,625
100,000         5.850%,7/01/02                                         106,875
                                                                       212,500

            Highway & Transportation Authority (4.92%)
275,000         5.000%,7/01/06                                         290,812




------------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS - (Continued)

September 30, 1998
------------------------------------------------------------------------------

                                                                        Value
Par Value                                                             (Note 1)
              Housing Authority
                Single Family Mortgage Purpose Revenue Bonds (8.66%)
$200,000        6.300%,7/01/99                                        $203,170
300,000         4.800%,7/01/07                                         309,000
                                                                       512,170

                Public Housing Authority Bonds (3.48%)
200,000         5.750%,8/01/00                                         205,486

                University Faculty Housing (3.94%)
230,000         4.350%,10/01/00                                        232,875

              University of Hawaii (3.24%)
                University Revenue Bonds
180,000         5.450%,10/01/06                                        191,700

            Honolulu City & County
              Board of Water Supply (3.54%)
200,000         5.000%,7/01/04                                         209,500

              General Obligation Bonds (1.77%)
100,000         5.000%,10/01/02                                        104,375

              Halawa Business Park (3.53%)
200,000         6.300%,10/15/00                                        208,750

            Kauai County
              General Obligation Bonds (3.48%)
100,000         4.400%,8/01/03                                         102,375
100,000         4.550%,8/01/05                                         103,375
                                                                       205,750

            Maui County
              General Obligation Bonds (8.73%)
190,000         8.000%,1/01/01                                         207,337
300,000         4.650%,3/01/07                                         309,000
                                                                       516,337

              Water System Revenue (3.70%)
100,000         6.600%,12/01/07                                        109,250
100,000         6.700%,12/01/11                                        109,625
                                                                       218,875
                   Total Hawaii Municipal Bonds                       5,469,763


------------------------------------------------------------------------------
See accompanying notes to financial statements
------------------------------------------------------------------------------

FIRST HAWAII INTERMEDIATE MUNICIPAL FUND


SCHEDULE OF INVESTMENTS - (Continued)

September 30, 1998
------------------------------------------------------------------------------

                                                                        Value
Par Value                                                             (Note 1)
                     PUERTO RICO MUNICIPAL BONDS (4.18%)
            Puerto Rico Commonwealth
              Electric Power Authority Revenue Bonds (1.59%)
$  90,000       7.125%,7/01/14                                        $ 93,939

              General Obligation Bonds (1.59%)
 90,000         7.750%,7/01/17                                          94,347

              Housing Finance Corp.
                Single Family Mortgage Revenue Bonds (1.00%)
 55,000         6.150%,8/01/03                                          58,919
                  Total Puerto Rico Municipal Bonds                    247,205
                  Total Investments (Cost $5,527,125) (a)96.71%      5,716,968
                Other Assets less Liabilities             3.29%        194,479
                Net Assets                              100.00%
$5,911,447

            (a) Aggregate cost for federal income tax purposes is $5,527,125.

             At September 30, 1998, unrealized  appreciation  (depreciation)of securities for federal income tax purposes is as follows:

                Gross unrealized appreciation                         $190,205
                Gross unrealized depreciation                             (362)
                  Net unrealized appreciation                         $189,843




------------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST HAWAII MUNICIPAL BOND FUND
FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1998
------------------------------------------------------------------------------

                                                      Municipal   Intermediate
                                                      Bond        Municipal
                                                      Fund            Fund
ASSETS
   Investments at market value
     (Identified cost $101,650,585 and $5,527,125,
      respectively) (Note 1 (A))                   $108,504,507     $5,716,968
   Cash                                               2,308,340        109,777
   Interest receivable                                1,714,015         83,975
   Subscriptions receivable                              30,259            546
   Other assets                                            -             4,026
       Total assets                                 112,557,121      5,915,292


LIABILITIES
   Distributions payable                                120,476             39
   Redemptions payable                                   27,268           -
   Advisory fee payable                                  45,666          1,117
   Shareholder servicing fee payable                      9,131           -
   Accrued expenses                                       8,858          2,689
       Total liabilities                                211,399          3,845

NET ASSETS
   (Applicable to 10,007,268 and 1,141,128 shares
    outstanding,$.01 par value, 20,000,000 shares
    authorized)
                                                   $112,345,722     $5,911,447


NET ASSET VALUE OFFERING AND REPURCHASE
   PRICE PER SHARE

  ($112,345,722/10,007,268 shares)                       $11.23
                                                         ======
  ($5,911,447/1,141,128 shares)                                          $5.18
                                                                         =====


NET ASSETS
   At September 30, 1998, net assets consisted of:
     Paid-in capital                                  $105,722,973  $5,715,578
     Accumulated net realized gain/(loss)
     on investments                                       (231,173)      6,026
     Net unrealized appreciation                         6,853,922     189,843
                                                      $112,345,722  $5,911,447


------------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST HAWAII MUNICIPAL BOND FUND
FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

STATEMENT OF OPERATIONS

For the year ended September 30, 1998
------------------------------------------------------------------------------

                                                      Municipal    Intermediate
                                                        Bond         Municipal
                                                        Fund           Fund
                                                      ----------     ---------

   Interest income                                     $6,326,555     $291,830

   Expenses
     Management fee (Note 2)                            545,987        29,058
     Distribution costs (Note 2)                        130,005         1,904
     Transfer agent fees (Note 2)                        58,996        14,400
     Shareholder services (Note 2)                      109,198         1,844
     Accounting fees (Note 2)                            44,486        21,500
     Legal and audit fees                                13,414         4,352
     Printing                                            10,337           636
     Miscellaneous                                       23,439         7,527
     Custodian fees                                      18,577         3,000
     Insurance                                            6,827         1,163
     Registration fees                                    6,632         1,164
     Director's fees                                      1,700          -
     Total expenses                                     969,598        86,548
     Fee reductions (Note 4)                            (41,420)       (7,434)
     Expenses reimbursed or waived (Note 2)                 -         (36,841)
     Net expenses                                       928,178        42,273
       Net investment income                           5,398,377      249,557

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized gain (loss) from security transactions  (21,415)        7,143
   Change in unrealized appreciation of investments    1,310,803       30,165
       Net gain on investments                         1,289,388       37,308

Net increase in net assets resulting
   from operations                                     $6,687,765     $286,865


------------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST HAWAII MUNICIPAL BOND FUND


STATEMENT OF CHANGES IN NET ASSETS

Years ended September 30, 1998 and 1997
------------------------------------------------------------------------------

                                                          1998          1997
INCREASE (DECREASE) IN NET ASSETS FROM
   Operations
     Net investment income                            $5,398,377    $3,168,224
     Net realized gain (loss) on investments             (21,415)       19,725
     Increase in unrealized appreciation
     of investments                                    1,310,803     3,769,988
                                                       ---------     ---------

Net increase in net assets resulting from operations   6,687,765     6,957,937

   Distributions to shareholders from:
     Net investment income
       ($0.55 and $0.54 per share, respectively)     (5,398,377)    (3,168,224)

   Capital share transactions (a)
     Increase in net assets resulting from
     capital share transactions                       4,676,094     48,425,600
                                                      ---------     ----------

         Total increase in net assets                 5,965,482     52,215,313

NET ASSETS
   Beginning of period                                106,380,240   54,164,927
                                                      -----------   ----------
   End of period                                     $112,345,722  $106,380,240
                                                      ===========   ===========


(a) Summary of capital share activity follows:

                                          1998                           1997
                                          ----                           ----
                                   Shares          Value        Shares           Value
                                   ------          -----        ------           -----
Shares sold .................    1,871,699   $ 20,798,408     1,385,844     $15,233,619
Shares issued on acquisition
of Fund (Note 5) ............         --             --       4,250,805      44,450,011
Shares issued on reinvestment
  of distributions ..........      335,571      3,742,788       204,944       2,251,292
                                 2,207,270     24,541,196     5,841,593      61,934,922
Shares redeemed .............   (1,786,284)   (19,865,102)   (1,228,255)
  Net increase ..............      420,986   $  4,676,094     4,613,338     $48,425,600




------------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST HAWAII INTERMEDIATE MUNICIPAL FUND


STATEMENT OF CHANGES IN NET ASSETS

Years ended September 30, 1998 and 1997
------------------------------------------------------------------------------

                                                           1998           1997
INCREASE (DECREASE) IN NET ASSETS FROM
   Operations
     Net investment income                             $249,557      $ 269,623
     Net realized gain on investments                     7,143          4,272
     Increase in unrealized appreciation of investments  30,165         56,068
Net increase in net assets resulting from operations    286,865        329,963

   Distributions to shareholders from
     Net investment income
       ($.22 and $.22 per share, respectively)         (249,557)      (269,623)
     Capital gains
       ($.01 and $.01 per share, respectively)           (5,389)       (15,406)

   Capital share transactions (a)
     Decrease in net assets resulting from capital
     share transactions                                (522,264)      (267,381)
       Total decrease in net assets                    (490,345)      (222,447)

NET ASSETS
   Beginning of period                                 6,401,792     6,624,239
   End of period                                      $5,911,447    $6,401,792


(a) Summary of capital share activity follows:

                              1998                             1997
                              ----                             ----
Shares .........                     Value       Shares         Value
                  ----------   -----------   ----------   -----------
Shares sold ....     282,264   $ 1,451,895      281,929   $ 1,445,252
Shares issued on
reinvestment of
distributions ..      43,202       222,275       47,134       241,769
                  ----------   -----------   ----------   -----------
                     325,466     1,674,170      329,063     1,687,021
Shares redeemed     (426,663)   (2,196,434)    (380,936)   (1,954,402)
                  ----------   -----------   ----------   -----------
Net decrease ...    (101,197   $  (522,264)     (51,873)  $  (267,381)
                  ==========   ===========   ==========   ===========





-----------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST HAWAII MUNICIPAL BOND FUND


FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

                                                                                      Years Ended September 30,

                                                            1998              1997           1996           1995             1994
                                                      -----------       -----------     ----------     ----------       ----------

Net asset value
   Beginning of period .............................      $11.10            $10.89         $10.84         $10.62
$11.48

Income from investment operations
   Net investment income ...........................         .55               .54            .55            .55              .55
   Net gain (loss) on securities
  (both realized and unrealized) ...................         .13               .21            .05            .31
(.80)
    Total from investment operations ...............         .68               .75            .60            .86
(.25)

Less distributions
   Dividends from net investment income ............        (.55)             (.54)          (.55)          (.55)
    (.55)
   Distributions from capital gains ................          --                --             --           (.09)            (.06)
      Total distributions ..........................        (.55)             (.54)          (.55)          (.64)            (.61)
   End of period ...................................      $11.23            $11.10         $10.89         $10.84
$10.62

Total return .......................................        6.28%             7.09%          5.62%          8.42%
(2.18)%



Ratios/Supplemental Data
   Net assets, end of period (in 000's) ............    $112,346          $106,380        $54,165
$51,131
$52,230
   Ratio of expenses to average net assets
    Before expense reimbursements ..................         .89%              .98%           .98%          1.00%

 .97%
    After expense reimbursements ...................         .89%(a)           .98%(a)        .98%(a)
 .97%(a)
 .95%
Ratio of net investment income to average net assets
    Before expense reimbursements ..................        4.90%             4.99%          5.03%
5.19%
4.99%
    After expense reimbursements ...................        4.90%             4.99%          5.03%          5.22%

5.01%

Portfolio turnover .................................         .35%             3.21%         15.16%         17.08%
40.22%


(a)Ratios of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .85%, .94%, .95% and .95% for the years ended September 30, 1998, 1997, 1996 and 1995, respectively. Prior to 1995, such reductions were reflected in the expense ratios.

See accompanying notes to financial statements




FIRST HAWAII INTERMEDIATE MUNICIPAL FUND


FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)



                                                                                                                     Period
                                                                     Years Ended September 30,                  July 5, 1994*
To
                                                                                                                  September 30,
                                                            1998           1997         1996         1995             1994
                                                        -----------    -----------   ----------   ----------       ----------
Net asset value
  Beginning of period ..............................       $5.15          $5.12        $5.14        $4.99            $5.00
Income from investment operations
  Net investment income ............................         .22            .22          .22          .23              .05
  Net gain (loss) on securities
 (both realized and unrealized) ....................         .04            .04         (.02)         .15             (.01)
   Total from investment operations ................         .26            .26          .20          .38              .04
Less distributions
  Dividends from net investment income .............        (.22)          (.22)        (.22)        (.23)
(.05)
  Distributions from capital gains .................        (.01)          (.01)          --           --               --
   Total distributions .............................        (.23)          (.23)        (.22)        (.23)            (.05)
  End of period ....................................       $5.18          $5.15        $5.12        $5.14            $4.99

Total return .......................................        5.08%          5.17%        3.95%        7.86%             .72%
Ratios/Supplemental Data
  Net assets, end of period (in 000's) .............      $5,911         $6,402       $6,624       $4,760
$2,447
  Ratio of expenses to average net assets
   Before expense reimbursements ...................        1.49%          1.43%        1.50%        1.90%

4.48% (a)
   After expense reimbursements ....................         .85% (b)       .86% (b)      .84% (b)     .66% (b)

0% (a)
  Ratio of net investment income to average net assets
   Before expense reimbursements ...................        3.53%          3.67%        3.66%        3.39%

 .12% (a)
   After expense reimbursements ....................        4.17%          4.24%        4.32%        4.63%

4.60% (a)
Portfolio turnover .................................       14.57%         17.36%       17.76%       10.04%
0%
* Commencement of operations

(a)  Annualized
(b) Ratios of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .73%, .75%, .75% and .64% for the years ended September 30, 1998, 1997, 1996 and 1995, respectively. Prior to 1995, such reductions were reflected in the expense ratios.


See accompanying notes to financial statements


FIRST HAWAII MUNICIPAL BOND FUND
FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 1998
------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    First Hawaii Municipal Bond Fund and First Hawaii Intermediate Municipal Fund ("Funds") are each a series of shares of First Pacific Mutual Fund, Inc. which is registered under the Investment Company Act of 1940, as a non-diversified open-end management company.

    The investment objective of the Funds is to provide investors with the maximum level of income exempt from federal and Hawaii income taxes consistent with the preservation of capital. The Funds seek to achieve their objective by investing primarily in municipal securities which pay interest that is exempt from federal and Hawaii income taxes.

    The Funds are subject to the risk of price fluctuation of the municipal securities held in its portfolio which is generally a function of the underlying credit rating of an issuer, the maturity length of the securities, the securities' yield, and general economic and interest rate conditions.

    Since the Funds invest primarily in obligations of issuers located in Hawaii, the marketability and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, voter initiatives, and other political and economic developments. If any such problems arise, they could adversely affect the ability of various Hawaiian issuers to meet their financial obligation.

    In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

    (A) SECURITY VALUATION
        Portfolio securities, which are fixed income securities, are valued by an independent pricing service using market quotations, prices provided by market-makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Board of Directors.

    (B) FEDERAL INCOME TAXES
        It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute their taxable income, if any, to their shareholders. Therefore, no federal income tax provision is required. At September 30, 1998, the First Hawaii Municipal Fund had an unused capital loss carryforward of approximately $239,800 of which $210,800 expires in 2004 and $29,000 expires in 2005.






------------------------------------------------------------------------------



FIRST HAWAII MUNICIPAL BOND FUND
FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 1998
------------------------------------------------------------------------------

     (C)  SECURITY   TRANSACTIONS,   INVESTMENT   INCOME  AND
DISTRIBUTIONS  TO
     SHAREHOLDERS Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Bond discounts and premiums are amortized as required by the Internal Revenue Code. Distributions to shareholders are declared daily and reinvested or paid in cash monthly. Premiums and discounts are amortized in accordance with income tax regulations.

(2) INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH
AFFILIATES

    First Pacific Management Corporation ("FPMC") provides the Funds with management and administrative services pursuant to a management agreement. In accordance with the terms of the management agreement, FPMC receives compensation at the annual rate of .50% of each Fund's average daily net assets.

    The Funds' distributor, First Pacific Securities, Inc. ("FPS"), a wholly-owned subsidiary of FPMC, received $130,005 for costs incurred in connection with the sale of First Hawaii Municipal Bond Fund's shares. FPS also received $1,904 for costs incurred with the sale of First Hawaii Intermediate Municipal Fund's shares (See Note 3).

    First Pacific Recordkeeping, Inc. ("FPR"), a wholly-owned subsidiary of FPMC, serves as the transfer agent and accounting agent for the Funds. FPR also provides the Funds with certain clerical, book-keeping and shareholder services pursuant to a service agreement approved by the Funds' directors. As compensation for these services FPR receives a fee, computed daily and payable monthly, at an annualized rate of .10% of First Hawaii Municipal Bond Fund's and First Hawaii Intermediate Municipal Fund's (through January 21, 1998) average daily net assets. Effective January 21, 1998, First Hawaii Intermediate Municipal Fund's fee for these services was discontinued.

    For the year ended September 30, 1998, FPMC and FPR voluntarily waived certain management, transfer agent, shareholder services, and accounting fees in the amount of $36,841 for First Hawaii Intermediate Municipal Fund. In addition, FPMC also has agreed to be voluntarily subject to an expense limit of .85% of average daily net assets for the First Hawaii Municipal Bond Fund for the two year period beginning August 1, 1997.

    Certain officers and directors of the Funds are also officers of FPMC, FPS and FPR.


(3) DISTRIBUTION COSTS

    The Funds' Board of Directors, including a majority of the Directors who are not "interested persons" of the Funds, as defined in the Investment Company Act of 1940, adopted a distribution plan pursuant to Rule 12b-1 of the Act. The Plan regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares.

    The Plan provides that the Funds may incur certain costs, which may not exceed .25% per annum of the Funds' average daily net assets, for payment to the distributor for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Funds.
------------------------------------------------------------------------------



IRST HAWAII MUNICIPAL BOND FUND
FIRST HAWAII MUNICIPAL BOND FUND
FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

September 30, 1998
------------------------------------------------------------------------------

(4) PURCHASES AND SALES/CUSTODY OF SECURITIES

    Purchases and sales of securities aggregated $11,359,032 and $7,855,015, respectively for the First Hawaii Municipal Bond Fund. Purchases and sales of securities for the First Hawaii Intermediate Municipal Fund aggregated $834,730 and $1,385,394, respectively. Under an agreement with the Custodian Bank, custodian fees are reduced by credits for cash balances. During the year ended September 30, 1998, such reductions amounted to $41,420 and $7,434 for the First Hawaii Municipal Bond Fund and the First Hawaii Intermediate Municipal Fund, respectively.


(5) ACQUISITION OF FUND

    On July 31, 1997, First Hawaii Municipal Bond Fund acquired all the assets of Leahi Tax-Free Income Trust, in exchange for 4,420,805 shares (valued at $47,353,850) of First Hawaii Municipal Bond Fund that were subsequently distributed to the shareholders of Leahi Tax-Free Income Trust. The exchange had no effect on the net asset value per share of First Hawaii Municipal Bond Fund. The net assets of Leahi Tax-Free Income Trust as of July 31, 1997 were $47,353,850 consisting of paid-in capital of $44,450,011 and net unrealized appreciation of investments of $2,903,839.






                              INVESTMENT MANAGER
                     First Pacific Management Corporation
                         2756 Woodlawn Drive, #6-201
                         Honolulu, Hawaii 96822-1856


                                 DISTRIBUTOR
                        First Pacific Securities, Inc.
                         2756 Woodlawn Drive, #6-201
                         Honolulu, Hawaii 96822-1856


                                  CUSTODIAN
                        Union Bank of California, N.A.
                        475 Sansome Street, 15th Floor
                       San Francisco, California 94111


                            LEGAL COUNSEL TO FUND
                         Drinker, Biddle & Reath, LLP
                             1345 Chestnut Street
                    Philadelphia, Pennsylvania 19107-3496


                             INDEPENDENT AUDITORS
                             Tait, Weller & Baker
                        8 Penn Center Plaza, Suite 800
                    Philadelphia, Pennsylvania 19103-2108


                                TRANSFER AGENT
                      First Pacific Recordkeeping, Inc.
                         2756 Woodlawn Drive, #6-201
                         Honolulu, Hawaii 96822-1856



November 13, 1998




Dear Shareholder,

     We are pleased to provide you with the First Idaho Tax-Free Fund's 1998 Annual Report.

     Municipal bond funds caught the attention of many investors seeking a "safe haven" and added portfolio diversification from a volatile stock market.

     A moderately expanding U.S. economy with consistent price and unit labor costs coupled with economic turmoil in Asia have contributed to declining interest rates in 1998. Given these conditions and expectations, the primary investment strategy of the Fund's investment manager was to purchase good quality long term Idaho municipal bonds. The decline of interest rates, paired with the strategy of purchasing good quality municipal bonds was the primary factor producing the past year's performance results.

     If you have any questions about this Annual Report or would like us to provide information about the Fund to your family or friends, please call (808) 988-8088 or our local Boise office at (208) 331-7879.

     Thank you for your business as well as the many referrals. We look forward to providing you with the same high levels of performance and service that you have come to expect.

     On behalf of the staff and management of the Fund, I would like to extend to you and your family best wishes for a safe and happy holiday season.

Sincerely,



Terrence K.H. Lee
President


                                    First Pacific Securities, Inc.,
Distributor/Member SIPC
Before investing, read the prospectus carefully for complete information including all fees and expenses. Call (808) 988-8088 for a free prospectus. Fund's yields, share prices and investment returns fluctuate so that you may receive more or less than your original investment upon redemption. Past performance is no guarantee of future results. Some income may be subject to the federal alternative minimum tax for certain investors. First Idaho Tax-Free Fund is a series of First Pacific Mutual Fund, Inc. 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822










              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors and Shareholders
First Pacific Mutual Fund, Inc.
Honolulu, Hawaii


We have audited the accompanying statement of assets and liabilities of First Idaho Tax-Free Fund (a series of shares of First Pacific Mutual Fund, Inc.), including the schedule of investments, as of September 30, 1998, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Idaho Tax-Free Fund as of September 30, 1998, the results of its operations for the year then ended and, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.





                                              TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
November 6, 1998



THE  FOLLOWING  DATA  SUPPORTS  THE  COMPARATIVE  GRAPH  PRESENTED IN
THE ANNUAL
REPORT.


                FIRST IDAHO   LEHMAN MUNICIPAL
YEAR ENDED     TAX-FREE FUND   BOND FUND INDEX
----------     -------------   ---------------

 9/30/96            10,000        10,000
 9/30/96             9,927        10,100
 9/30/97            10,660        10,800
 9/30/98            11,437        11,741


The graph above compares the increase in value of a $10,000 investment in the First Idaho Tax-Free Fund with the performance of the Leman Muni Bond Index. The objective of the graph is to permit you to compare the performance of the Fund with the current market and to give perspective to market conditions and investment strategies and techniques persued by the investment manager that materially affected the performance of the Fund. The Lehman Muni Bond Index reflects reinvestment of dividends but not the expenses of the Fund. The return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past perfomance is not indicative of future results.



FIRST IDAHO TAX-FREE FUND

SCHEDULE OF INVESTMENTS

September 30, 1998
------------------------------------------------------------------------------

    Par                                                               Value
  Value                                                               (Note 1)
                           IDAHO MUNICIPAL BONDS (87.13%)
          Ada & Canyon Counties
            Joint School District (1.13%)
$10,000        5.500%, 7/30/12                                          $10,788
          Boise City
            Convention Center (2.72%)
25,000         6.250%, 12/01/09                                         25,844
            Independent School District (1.11%)
10,000         5.300%, 7/30/09                                          10,587
            Public Housing Authority (2.68%)
25,000         5.250%, 8/01/11                                          25,555
          Boise State University
            Revenue Bond (2.83%)
10,000         5.050%, 4/01/08                                          10,713
15,000         6.200%, 4/01/10                                          16,200
                                                                        26,913
          Boise-Kuna-Irrigation District
            Lucky Peak Hydroelectric (2.78%)
25,000         6.000%, 7/01/08                                          26,438
          Bonneville County
            General Obligation Bonds (1.10%)
10,000         5.200%, 8/01/12                                          10,488
          Cassia & Twin Falls County
            General Obligation Bonds (2.78%)
25,000         5.375%, 8/01/13                                          26,469
          Central Shoshone County
            Water District Revenue Bond (1.13%)
10,000         6.150%, 12/01/17                                         10,712
          Elmore County
            School District #193 (2.63%)
25,000         4.500%, 7/31/13                                          25,000
          Gooding County
            School District #232 Wendell (1.10%)
10,000         5.800%, 8/01/06                                          10,512
          Idaho Falls
            Idaho Electric Revenue Bonds (8.50%)
20,000         6.750%, 4/01/09                                          22,950
40,000         10.375%, 4/01/13                                         58,000
                                                                        80,950



------------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST IDAHO TAX-FREE FUND

SCHEDULE OF INVESTMENTS - (Continued)

September 30, 1998
------------------------------------------------------------------------------

    Par                                                               Value
  Value                                                               (Note 1)
          Idaho Health Facilities Revenue Bonds
            (Bannock Regional Medical Center) (3.21%)
15,000         5.000%, 5/01/00                                         $15,244
10,000         7.600%, 5/01/05                                          10,224
 5,000         6.000%, 5/01/14                                           5,108
                                                                        30,576
            (Holy Cross Health Systems) (7.11%)
25,000         6.100%, 12/01/06                                         27,656
40,000         5.000%, 12/01/28                                         40,050
                                                                        67,706
            (Intermountain Health Care Inc.) (3.13%)
25,000         6.500%, 4/01/10                                          29,781
            (Magic Valley Regional Medical Center) (1.12%)
10,000         5.500%, 12/01/10                                         10,700
            (Mercy Medical Center) (2.84%)
25,000         7.400%, 10/01/05                                         27,063
            (Elks Rehabilitation Hospital) (4.21%)
40,000         5.300%, 7/15/18                                          40,050
          Idaho Housing Agency
            Single Family Mortgage - Series B (11.76%)
10,000         5.625%, 7/01/05                                          10,337
30,000         6.600%, 7/01/12                                          32,250
10,000         5.700%, 7/01/13                                          10,500
50,000         6.500%, 1/01/27                                          53,625
 5,000         7.850%, 1/01/21                                           5,219
                                                                       111,931
          Idaho State
            Board of Education (0.54%)
 5,000         7.100%, 10/01/17                                          5,150
            Water Reserve Board (5.18%)
45,000         7.250%, 12/01/21                                         49,331
            Student Loan Marketing Association - Series C (1.05%)
10,000         4.750%, 4/01/99                                          10,018
          Jerome
            Sewer Revenue (1.63%)
15,000         6.800%, 11/01/06                                         15,556
          Nampa Urban Renewal Agency (1.16%)
10,000         5.700%, 8/01/05                                          11,038
          Payette & Washington Counties
            School District #371 (2.16%)
20,000         6.300%, 10/01/03                                         20,609

------------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST IDAHO TAX-FREE FUND

SCHEDULE OF INVESTMENTS - (Continued)

September 30, 1998
------------------------------------------------------------------------------

    Par                                                               Value
  Value                                                              (Note 1)
          Twin Falls County
            Solid Waste Disposal (2.12%)
20,000         4.500%, 9/01/99                                         $20,167
          University of Idaho
            University Commons Project (9.42%)
50,000         5.300%, 4/01/17                                          52,625
25,000         5.350%, 4/01/22                                          26,250
10,000         5.650%, 4/01/22                                          10,787
                                                                        89,662
               Total Idaho Municipal Bonds                             829,594


                     PUERTO RICO MUNICIPAL BONDS (7.09%)
          Puerto Rico Commonwealth
            General Obligation Bonds (1.13%)
10,000           5.750%, 7/01/17                                        10,787
            Housing Finance Corp.
               Multi-Family Mortgage Revenue Bonds (1.10%)
10,000           7.500%, 4/01/22                                        10,462
               Single Family Mortgage Revenue Bonds (1.69%)
15,000           6.150%, 8/01/03                                        16,069
            Industrial, Medical & Environmental Pollution Control
               Abbott Laboratories (3.17%)
30,000           6.500%, 7/01/09                                        30,232
               Total Puerto Rico Municipal Bonds                        67,550
               Total Investments (cost $865,368) (a)         94.22%    897,144
               Other Assets Less Liabilities                  5.78      55,023
               Net Assets                                   100.00%   $952,167

          (a)   Aggregate cost for federal income tax purposes is $865,368.

          At September 30, 1998, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
            Gross unrealized appreciation                              $32,079
            Gross unrealized depreciation                                 (303)
                                                                          ----
               Net unrealized appreciation                             $31,776
                                                                       =======








------------------------------------------------------------------------------
See accompanying notes to financial statements



FIRST IDAHO TAX-FREE FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1998
------------------------------------------------------------------------------

ASSETS
   Investments at market value
     (Identified cost $865,368) (Note 1(A))                           $897,144
   Cash                                                                 38,946
   Interest receivable                                                  17,700
       Total assets                                                    953,790


LIABILITIES
   Distributions payable                                                 1,311
   Accrued expenses                                                        312
       Total liabilities                                                 1,623

NET ASSETS
   (Applicable to 89,779 shares outstanding,
     $.01 par value, 20,000,000 shares authorized)                    $952,167
                                                                      ========

NET ASSET VALUE, OFFERING AND REPURCHASE PRICE PER SHARE
   Net asset value and repurchase price per share
     ($952,167/89,779 shares)                                           $10.61
   Offering price per share                                             ======
     (100/97.25 of $10.61)                                              $10.91
                                                                        ======
NET ASSETS
   At September 30, 1998, net assets consisted of:
     Paid-in capital                                                  $920,668
     Accumulated net realized loss on investments                         (277)
     Net unrealized appreciation of investments                         31,776
                                                                      $952,167

------------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST IDAHO TAX-FREE FUND

STATEMENT OF OPERATIONS

For the period ended September 30, 1998
------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                     $41,417
   Expenses
     Management fee (Note 2)                                             4,108
     Transfer agent fees (Note 2)                                       14,400
     Accounting fees (Note 2)                                           21,500
     Legal and audit                                                     2,000
     Miscellaneous                                                       5,643
     Custodian fees                                                      3,000
     Insurance                                                             820
     Registration fees                                                      35
       Total expenses                                                   51,506
       Fee reductions (Note 4)                                          (8,643)
       Expenses reimbursed or waived (Note 2)                          (42,008)
       Net expenses                                                        855
         Net investment income                                          40,562

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss from security transactions                           (277)
   Increase in unrealized appreciation of investments                   19,179
         Net gain on investments                                        18,902

Net increase in net assets resulting from operations                   $59,464




------------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST IDAHO TAX-FREE FUND

STATEMENT OF CHANGES IN NET ASSETS

Years ended September 30, 1997 and 1998
------------------------------------------------------------------------------

                                                            1998         1997
INCREASE (DECREASE) IN NET ASSETS FROM
   Operations
     Net investment income                                $40,562      $17,504
     Net realized loss from security transactions            (277)         -
     Increase in unrealized appreciation of investments    19,179       12,456
                                                           ------       ------
 Net increase in net assets resulting from operations      59,464       29,960

   Distributions to shareholders from
     Net investment income
       ($.52 and $.49 per share, respectively)            (40,562)     (17,504)

   Capital share transactions (a)
     Increase in net assets resulting from capital
     share transactions                                   272,106      537,823
                                                          -------      -------
         Total increase in net assets                     291,008      550,279

   NET ASSETS
     Beginning of period                                  661,159      110,880
                                                          -------      -------
     End of period                                       $952,167     $661,159
                                                         ========     ========


(a)  Summary of capital share activity follows:
                                                1998                1997
                                                ------------------------

                                          Shares    Value      Shares    Value
                                          ------------------------------------
     Shares sold                          30,410   $317,797    59,375  $605,567
     Shares issued on acquisition
     of distributions                      2,560     26,831     1,197    12,290
                                           -----     ------     -----    ------
                                          32,970  344,628      60,572   617,857
     Shares redeemed                      (6,827)  (72,522)    (7,859) (80,034)
                                          ------   -------     ------  -------
     Net increase                         26,143   $272,106    52,713  $537,823
                                          ======   ========    ======  ========




------------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST IDAHO TAX-FREE FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)
------------------------------------------------------------------------------

                                                                                          Period
                                                                                       July 1, 1996*
                                                                                       To Year ended
                                                            Year ended September 30,    September 30,
                                                                 1998         1997         1996
                                                                -------------------------------------
Net asset value
   Beginning of period ................................       $10.39     $10.15              $10.00

Income from investment operations
   Net investment income ..............................          .52        .49                 .05
   Net unrealized gain on securities ..................          .22        .24                 .15
     Total from investment operations .................          .74        .73                 .20

Less distributions
   Dividends from net investment income ...............         (.52)      (.49)               (.05)
   End of period ......................................       $10.61     $10.39              $10.15

Total return ..........................................         7.29%      7.38%               2.05%

Ratios/Supplemental Data
   Net assets, end of period (in 000's) ..............          $952       $661                $111
   Ratio of expenses to average net assets
     Before expense reimbursements ....................         6.27%     12.74%             222.98%(a)
     After expense reimbursements .....................         1.16%(b)   1.59%(b)             .02%(a)
   Ratio of net investment income to average net assets
     Before expense reimbursements ....................        (1.23)%    (6.23%)          (219.93)%(a)
     After expense reimbursements .....................          4.93%     4.92%               3.03%(a)

Portfolio turnover ....................................          6.44%        0%                  0%

  * Commencement of operations

(a) Annualized

(b) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement was .11% and .05% for the years ended September 30, 1998 and 1997, respectively. There were no custodian fee reductions in 1996.




------------------------------------------------------------------------------
See accompanying notes to financial statements


FIRST IDAHO TAX-FREE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 1998
------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    First Idaho Tax-Free Fund is a series of shares of First Pacific Mutual Fund, Inc. which is registered under the Investment Company Act of 1940, as a non-diversified open-end management company.

    The investment objective of the Fund is to provide investors with the maximum level of income exempt from federal and Idaho income taxes consistent with the preservation of capital. The Fund seeks to achieve its objective by investing primarily in municipal securities which pay interest that is exempt from federal and Idaho income taxes.

    The Fund is subject to the risk of price fluctuation of the municipal securities held in its portfolio which is generally a function of the underlying credit rating of an issuer, the maturity length of the securities, the securities' yield, and general economic and interest rate conditions.

    Since the Fund invests primarily in obligations of issuers located in Idaho, the marketability and market value of these obligations may be affected by certain Idahoan constitutional provisions, legislative measures, executive orders, administrative regulations, voter initiatives, and other political and economic developments. If any such problems arise, they could adversely affect the ability of various
    Idahoan issuers to meet their financial obligation. The Fund also has a concentration of securities from issuers located in Puerto Rico. Those issuers could be affected by similar developments within Puerto Rico.

    In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

    (A) SECURITY VALUATION
        Portfolio securities, which are fixed income securities, are valued by an independent pricing service using market quotations, prices provided by market-makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Board of Directors.

    (B) FEDERAL INCOME TAXES
        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute its taxable income, if any, to its shareholders. Therefore, no federal income tax provision is required. At September 30, 1998, the Fund had a capital loss carryforward of approximately $300 which expires in 2006.

    (C) SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO
        SHAREHOLDERS
        Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Bond discounts and premiums are amortized as required by the Internal Revenue Code. Distributions to shareholders are declared daily and reinvested or paid in cash monthly. Premiums and discounts are amortized in accordance with income tax regulations.

------------------------------------------------------------------------------



FIRST IDAHO TAX-FREE FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

September 30, 1998
------------------------------------------------------------------------------

(2) INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH
AFFILIATES

    First Pacific Management Corporation ("FPMC") provides the Fund with management and administrative services pursuant to a management agreement. In accordance with the terms of the management agreement, FPMC receives compensation at the annual rate of .50% of the Fund's average daily net assets.

    The Funds' distributor, First Pacific Securities, Inc. ("FPS"), a wholly-owned subsidiary of FPMC, may be reimbursed for costs incurred in connection with the sale of the Fund's shares (See Note 3). No reimbursements were received during the year ended September 30, 1998.

    First Pacific Recordkeeping, Inc. ("FPR"), a wholly-owned subsidiary of FPMC, serves as the transfer agent and accounting agent for the Fund. FPR also provides the Fund with certain clerical, bookkeeping and shareholder services pursuant to a service agreement approved by the Fund's directors.

    For the year ended September 30, 1998, FPMC and FPR voluntarily waived certain management, transfer agent, and accounting fees in the amount of $42,008 for the Fund.

    Certain officers and directors of the Fund are also officers of FPMC, FPS and FPR.


(3) DISTRIBUTION COSTS

    The Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, adopted a distribution plan pursuant to Rule 12b-1 of the Act. The Plan regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares.

    The Plan provides that the Fund may incur certain costs, which may not exceed .50% per annum of the Fund's average daily net assets, for payment to the distributor for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Fund.


(4) PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities aggregated $288,002 and $50,625, respectively. Under an agreement with the Custodian Bank, custodian fees are reduced by credits for cash balances. During the year ended September 30, 1998, such reductions amounted to $8,643.



------------------------------------------------------------------------------


                              INVESTMENT MANAGER
                     First Pacific Management Corporation
                         2756 Woodlawn Drive, #6-201
                         Honolulu, Hawaii 96822-1856


                                 DISTRIBUTOR
                        First Pacific Securities, Inc.
                         2756 Woodlawn Drive, #6-201
                         Honolulu, Hawaii 96822-1856


                                  CUSTODIAN
                        Union Bank of California, N.A.
                        475 Sansome Street, 15th Floor
                       San Francisco, California 94111


                            LEGAL COUNSEL TO FUND
                         Drinker, Biddle & Reath, LLP
                             1345 Chestnut Street
                    Philadelphia, Pennsylvania 19107-3496


                             INDEPENDENT AUDITORS
                             Tait, Weller & Baker
                        8 Penn Center Plaza, Suite 800
                    Philadelphia, Pennsylvania 19103-2108


                                TRANSFER AGENT
                      First Pacific Recordkeeping, Inc.
                         2756 Woodlawn Drive, #6-201
                         Honolulu, Hawaii 96822-1856





PART C

                            OTHER INFORMATION

Item 23.  EXHIBITS.

         The following are the exhibits filed as a part of this registration statement:

              (a)  Articles of Incorporation.*
                   Filed with Form N-1A registration.

              (b)  By-Laws.*
                   Filed with Form N-1A registration.

              (c)  Instruments Defining Rights of Security Holders.
                   Not applicable.

              (d)  Investment Advisory Contracts.*
                   Filed with Form N-1A registration.

              (e)  Underwriting Contracts.*
                   Filed with Form N-1A registration.

              (f)  Bonus or Profit Sharing Contracts.
                   Not applicable because there are no pension, bonus or other agreements for the benefit of Directors and Officers.

              (g)  Custodian Agreements.
                   Filed with Form N-1A registration.

              (h)  Other Material Contracts.
                   Not applicable as there are no other material contracts not made in the ordinary course of business.

              (i)  Legal Opinion.
                   The legal opinion of Drinker, Biddle & Reath, LLP.

              (j)  Other Opinions.
                   The consent of Tait, Weller & Baker, Independent Certified Public Accountants.

              (k)  Omitted Financial Statements.
                   Included in Part B to this Post-effective Amendment #13 to Form N-1A.

              (l)  Initial Capital Agreements.
                   Filed with Pre-effective Amendment #1 to Form N-1A.

              (m)  (1) Rule 12b-1 Plan.
                   Filed with Form N-1A registration.

                   (2) Selling Dealer Agreement.*
                   Filed with Form N-1A registration.

                   (3) Transfer Agent Agreement.
                   Filed with Form N-1A registration.

                   (4) Accounting Services Agreement.
                   Filed with Form N-1A registration.

                   (5) Shareholder Services Agreement.
                   Filed with Form N-1A registration.

               (n) Financial Data Schedule.

               (o) Rule 18f-3 Plan.
                   Not applicable.

              *Previously filed and incorporated by reference herein.


Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
FUND.

              None


Item 25. INDEMNIFICATION.

              Under the terms of the Maryland General Corporation Law and the company's Articles of Incorporation, the company shall indemnify any person who was or is a director, officer or employee of the company to the maximum extent permitted by the Maryland General Corporation Law; provided however, that any such indemnification (unless ordered by a court) shall be made by the company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made:

              (i) by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or,

              (ii) if the required quorum is not obtainable or if a quorum of such directors so directs, by independent legal counsel in a written opinion.

No indemnification will be provided by the company to any Director or Officer of the company for any liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         As permitted by Article ELEVENTH of the company's Articles of Incorporation and subject to the restrictions under D2-418(F)(1) of the Maryland General Corporation Law, reasonable expenses incurred by a director who is a party to a proceeding may be paid by the company in advance of the final disposition of the action, after a determination that the facts then known would not preclude indemnification, upon receipt by the company of a written affirmation by the Director of the Director's good faith belief that the standard of conduct necessary for indemnification by the company has been met and a written undertaking by or on behalf of the Director to repay the amount if it is ultimately determined that the standard of conduct has not been met.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         The principal business of First Pacific Management Corporation is to provide investment counsel and advice to individuals and institutional investors.


Item 27. PRINCIPAL UNDERWRITERS.

              (a) First Pacific Securities, Inc., the only principal underwriter of the Registrant, does not act as principal underwriter, depositor or investment advisor to any other investment company.

              (b) Herewith is the information required by the following table with respect to each Director, Officer or partner of the only underwriter named in answer to Item 20:

                                  Position and            Position and
Name and Principal                Offices with            Offices with
Business Address                  Underwriter             Fund
Terrence K.H. Lee                 President               Director and
2756 Woodlawn Drive, #6-201                               President
Honolulu, HI   96822

Jean M. Chun                      Secretary/              Secretary
2756 Woodlawn Drive, #6-201       Vice President
Honolulu, HI  96822

Charlotte A. Meyer                Treasurer/              Treasurer
2756 Woodlawn Drive, #6-201       Vice President
Honolulu, HI  96822

Louis F. D'Avanzo                 Vice President           n/a
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822

Nora B. Simpson                   Vice President           n/a
702 W. Idaho Street, #321
Boise, ID  83702

              (c)  Not applicable.


Item 28. LOCATION OF ACCOUNTS AND RECORDS.

              Each account, book or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section, is in the physical possession of:

              First Pacific Management Corporation
              2756 Woodlawn Drive, #6-201
              Honolulu, HI   96822;

              First Pacific Recordkeeping, Inc.
              2756 Woodlawn Drive, #6-201
              Honolulu, HI  96822


Item 29. MANAGEMENT SERVICES.

              All management services are covered in the management agreement between the Registrant and First Pacific Management Corporation, as discussed in Parts A and B.


Item 32. UNDERTAKINGS.
              Not applicable.


                                SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Honolulu, and State of Hawaii on the 1st day of December, 1998.

                        FIRST PACIFIC MUTUAL FUND, INC.



                        By:  \S\ Terrence K.H. Lee
                             Terrence K.H. Lee, President


              Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


\S\ Terrence K.H. Lee            President, Principal      December 1, 1998
Terrence K.H. Lee                Executive and Director


\S\ Samuel L. Chesser            Director                  December 1, 1998
Samuel L. Chesser


\S\ Clayton W.H. Chow            Director                  December 1, 1998
Clayton W.H. Chow


\S\ Lynden M. Keala              Director                  December 1, 1998
Lynden M. Keala


\S\ Stuart S. Marlowe            Director                  December 1, 1998
Stuart S. Marlowe


\S\ Charlotte A. Meyer           Treasurer                 December 1, 1998
Charlotte A. Meyer               (Chief Financial Officer)


\S\ Karen T. Nakamura            Director                  December 1, 1998
Karen T. Nakamura


\S\ Kim F. Scoggins              Director                  December 1, 1998
Kim F. Scoggins






                              EXHIBIT INDEX


Item 23.

         (i)       Opinion and Consent of Counsel
         (j)       Accountant's Consent
         (m) (1)   Rule 12b-1 Plan Agreement
         (m) (3)   Transfer Agent Agreement
         (m) (4)   Accounting Services Agreement
         (m) (5)   Shareholder Services Agreement
         (n)       Financial Data Schedules